UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1: Report to Shareholders

Parnassus Funds Annual Report

December 31, 2022

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Growth Equity FundSM

Investor Shares: PFGEX | Institutional Shares: PFPGX

Parnassus Value Equity FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Annual Report • 2022

February 3, 2023

Dear Shareholder,

This past year saw the worst returns for stocks since 2008, when we were mired in recession and still not out of the Great Financial Crisis (GFC). Then, as now, the future looked bleak, and the recent steep decline in prices induced many to sell. In the years following the 2008 debacle, stocks had a fabulous run. From 2009 through 2021, the S&P 500 benchmark posted double-digit annual returns ten times. This includes five years when stocks gained more than 20% and only one (2018, -4%) when they were down.

I don’t expect stocks to go up as much over the next dozen years as they did after 2008. Such sustained periods of outsized returns are historically rare, and the drawdown caused by the GFC was far greater than what we experienced in 2022. That said, it makes me optimistic remembering that historically stocks go up over time, and often the best returns come when conventional wisdom calls for gloom.

Parnassus is here to build your wealth responsibly over the long-term. We do this by focusing on what we can control, and bearing what we cannot with an attitude of learning and growth. The stock market was weak in 2022, and our funds did not perform as well as we wanted. We can’t do anything about that now. What we are doing is continuing to invest in our team and improving our investment offerings for your benefit.

Strengthening Our Team

During the fourth quarter, we welcomed six new employees to Parnassus. Lauren Virgen joined us as the firm’s first dedicated corporate controller. In this role, she is responsible for managing corporate financial reporting, internal and external audits, corporate treasury and expense management. Prior to joining Parnassus, Lauren worked at CrossCountry Consulting and PricewaterhouseCoopers. She received her bachelor’s degree in business economics and accounting from the University of California, Santa Barbara, and is a Certified Public Accountant (CPA). Lauren is currently learning French and loves to travel.

Jake Yoon joined Parnassus as a research analyst. Previously he worked at Guggenheim Securities in New York as an investment banking analyst focused on mergers and acquisitions (M&A). Jake received his bachelor’s degree in finance from New York University. In his spare time, he enjoys golf, pulling espresso shots and Stephen King novels.

Jeff Bernstein is senior manager of investment operations. He is responsible for managing the administration and operations of investment products as well as audits, data reporting and vendor relationships. Prior to joining Parnassus, Jeff managed a team at Opus Fund Services, overseeing the portfolio accounting, administration and trade operations for over 200 clients. He received a bachelor’s degree in finance from Benedictine University. In his free time, Jeff enjoys hiking, traveling, watching sports and trying new restaurants for his food blog.

Kevin Kelleher is our new senior investment writer. He joins us with a wealth of experience, including many years of work as a journalist focusing on business and finance. Kevin served as a contributing writer at Wired, TIME and Fortune. He was also a stock columnist at TheStreet.com and an Op Ed contributor at Reuters. Kevin was director of editorial content at Business for Social Responsibility and created branded content for Charles Schwab, Barclays Global,

Annual Report • 2022

Brown & Co, E*TRADE and Softbank Vision Fund. Kevin earned a bachelor’s degree in English from Reed College and a master’s in journalism from Columbia University. Kevin enjoys watching classic and independent films, cheering on underdog baseball teams and taking long hikes with his dog in nature during his free time.

Ani Gravenites is our new compliance officer. She is responsible for the administration of the compliance testing programs and our vendor management program. Prior to joining Parnassus, Ani was a vice president of compliance at EQIS Capital Management. In her free time, Ani enjoys hiking, painting and cooking with ingredients from her garden.

Melissa Hearon joined Parnassus as our new director of human resources. She has a strong background in asset management and most recently held the HR leadership role at Hellman & Friedman (H&F), a private equity firm here in San Francisco. Melissa holds a bachelor’s degree in political science from Georgia State University. In her free time, she enjoys spending time with her husband and three kids, hiking, skiing and traveling.

Improved Fund Offerings

I’m happy to share that we’ve launched a new fund, the Parnassus Growth Equity Fund. The objective of this fund is to build your wealth over the long-term, with a focus on large-cap growth stocks. We have two wonderful portfolio managers at the helm of this new fund. Andrew Choi serves as lead manager of our new fund, and Shivani Vohra is co-portfolio manager. I encourage you to read their inaugural report in the pages that follow so you can learn about their outlook and strategy, and see what stocks they selected for the fund launch. I’d also like to acknowledge the hard work of dozens of Parnassus employees to get this new fund up and running.

We made two improvements to another of our large-cap focused offerings, the fund formerly known as the Parnassus Endeavor Fund. Since the beginning of 2021, this fund has focused on large-cap value stocks, and its benchmark has been the Russell 1000® Value Index. We decided to rename this offering the Parnassus Value Equity Fund, to better describe how it fits with our other fund offerings. There is no change to the fund’s objective. Billy Hwan, who joined the fund as portfolio manager in May 2018, is still at the helm. As of December 30, 2022, we added Krishna Chintalapalli as a co-portfolio manager.

Looking Forward

With the recent investments in our team and the improvements to our fund lineup, Parnassus is better equipped to serve you than ever before. 2022 was a challenging year, but we did not let that distract us from our mission to build wealth responsibly over the long term. We will continue to work hard for you in 2023 and hopefully get back to posting positive investment returns.

Thank you for investing in the Parnassus Funds.

Sincerely,

Benjamin E. Allen

CEO and Portfolio Manager

Annual Report • 2022

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2022, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $46.92. After taking dividends into account, the total return for the year was a loss of 18.61%. This compares to a loss of 18.11% for the S&P 500 Index (“S&P 500”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Core Equity Fund – Investor Shares	-18.61	7.95	10.41	12.41	0.82

Parnassus Core Equity Fund – Institutional Shares	-18.45	8.19	10.66	12.64	0.61

S&P 500 Index	-18.11	7.66	9.42	12.56	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Year in Review

In 2022, the S&P 500 fell 18.11%, in stark contrast to the incredible rally the year prior. The streak of seemingly unprecedented events, which started with the COVID-19 pandemic over two years ago, continued this year with Russia’s invasion of Ukraine. This was followed by a historically quick interest rate hiking cycle by the U.S. Federal Reserve. All of this occurred against a backdrop of stubbornly high inflation, robust consumer spending and an uneven recovery in supply chains. As a result, volatility persisted throughout the year, as financial markets grappled with unexpected events and a widening range of possible economic outcomes for the near future. Just as 2021 was characterized by investors’ willingness to take risk, 2022 was characterized by investors’ avoidance of it.

It is quite remarkable the difference a year can make. At the end of 2021, the U.S. 10 Year Treasury Note was yielding 1.5%, the federal funds policy rate was just 0.25% and the S&P 500’s forward price-to-earnings (PE) multiple was 21 times. CPI1 inflation for 2022 was expected to be just 4.0%. At the end of 2022, the U.S. 10 Year Treasury Note yielded over 3.8%, the federal funds policy rate was 4.5% and the S&P 500’s forward PE multiple was down 22% to 16 times earnings. CPI inflation for the year is on track to be almost double what was expected. In a rather dramatic reversal, the top five market constituents by index weight during 20212 – which had contributed 26% of the market’s gain in that year – accounted for 47% of the market’s 2022 loss.

Turning to our Fund, despite the growing list of anomalous events and high economic uncertainty, we remained disciplined and true to our investment

1 Consumer Price Index, U.S. Bureau of Labor Statistics.

2 Apple, Microsoft, Alphabet, Amazon and Meta Platforms (formerly Facebook)

Annual Report • 2022

process throughout the year. We leaned into volatility to take advantage of emerging opportunities, while positioning the portfolio to reflect the level of uncertainty in the investment environment. Overall, while 2022 was a tough year for markets and the Fund, we remain optimistic and confident about how we navigated the challenges and positioned the portfolio for 2023.

The Parnassus Core Equity Fund – Investor Shares experienced a loss of 18.61% for 2022, which trailed the negative 18.11% return for the S&P 500. Our stock selection was positive last year, but it was overwhelmed by poor sector allocation. The Fund’s strongest stock selection was in the Communication Services sector, led by T-Mobile. Stock selection in the Information Technology sector was also notably positive, driven by our positions in Fiserv and Mastercard. From a sector allocation perspective, our underweight positioning in the Energy sector was by far the biggest detractor. This was followed by Communication Services, where our overweight position was also a detractor.

Within stock selection, our top three relative contributors were John Deere, Gilead and T-Mobile. John Deere, the farm equipment manufacturer, added 0.8%* to the Fund’s return, as the stock gained 26.6% in 2022. The company benefitted from strong pricing, an equipment upgrade cycle and strong management of significant cost and supply-chain headwinds.

Drug maker Gilead added 0.7% to the Fund’s return, with the stock returning 23.6%. Gilead benefitted from relatively stable near-term fundamentals, a low starting valuation and strong results that beat expectations to close the year.

Lastly, T-Mobile contributed 0.5% to the Fund’s total return, as its stock returned 37.8%. Due to the nature of its business, the company is less exposed to fluctuations in the broader economy. Execution also continued to be strong, as evidenced by the company’s increased market share and improved capital allocation.

Our biggest three relative detractors were Ball, Comcast and Alphabet. Ball cut the Fund’s return by 1.2%, with the stock returning negative 46.2%. It was a challenging year for the aluminum can provider, as the company had notable business in Russia that they quickly divested. Further, their large customers took significant price increases at the expense of volumes, which impacted Ball sales. We believe these near-term headwinds will subside and that the stock should benefit as a result.

Our next biggest detractor was Comcast, the broadband internet provider. Comcast stock returned negative 34.8% in the year, detracting 1.3% from the Fund’s return. Due to rising competitive intensity, along with slowing housing starts, the company reported worse-than-expected net subscriber additions. We exited the position in the fourth quarter.

Lastly, Alphabet’s detraction from the Fund’s return was 2.6%, as the total return of the shares was negative 39.1%. Investors were disappointed with the lack of margin expansion and expense discipline by the company. They also worried about the growth of advertising in what is anticipated to be a tougher demand environment next year.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2022

Parnassus Core Equity Fund

As of December 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.7%

Alphabet Inc., Class A	5.0%

Deere & Co.	4.3%

Fiserv Inc.	4.2%

Mastercard Inc., Class A	3.7%

The Procter & Gamble Co.	3.2%

Linde plc	3.2%

Gilead Sciences Inc.	3.0%

The Charles Schwab Corp.	2.9%

Oracle Corp.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2022

of $10,000 invested on December 31, 2012

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

The current investment setup is a result of an unprecedented series of events without perfect historical analogues. COVID-19 emerged at a time when the infrastructure for online commerce was mature. This allowed many, though not all, to adapt to a new way of living while socially distancing. To avoid an economic and public health crisis, the U.S. government stepped in to provide significant stimulus and accommodative financial conditions. This bolstered demand at a time when supply chains were in disarray, which led to elevated inflation. Subsequently, the Federal Reserve stepped back in with a commensurately strong interest rate hiking cycle to curb demand and thereby reduce inflation.

Right now, the key question being debated is the following: What will be the full cost in terms of

Annual Report • 2022

economic growth to bring inflation back down? Investors often look to the past to glean clues for where we might be going. However, it’s difficult to draw helpful parallels this time. For example, it is rare to see inflation begin to decelerate prior to an economic recession, as we saw happen in December. At the time of this writing, earnings for the S&P 500 are still expected to grow almost 5% in 2023 despite the Federal Reserve’s actions to curb demand.

As we now know, investors dramatically underestimated inflationary pressures entering 2022; similarly, it is unlikely that the market will be able to precisely predict the ramifications of the interest rate increases as we head into 2023. As we noted in our third quarter letter, we do know that many forward-looking signals show signs of cooling inflation and a weakening labor market. This trend will likely continue, which would allow the Federal Reserve to shift their focus back toward supporting employment and demand. This cooling of inflation and easing of financial conditions may occur without a deep recession, which would support investor risk appetite.

The elevated uncertainty in 2022 caused investors to favor sectors such as Consumer Staples and Health Care while sectors like Consumer Discretionary dramatically trailed the rest of the market. Despite an investor flight to safety, our portfolio remains balanced and has not shifted defensively.

Our strategy continues to focus on long-term outperformance through the ownership of high-quality businesses that are available at attractive prices due to near-term uncertainty. During the fourth quarter, we took advantage of quite a few of these kinds of opportunities. We added four new stocks, replacing the four that we sold. First on this list is D.R. Horton, the U.S. homebuilder. The historically fast pace of interest rate increases weighed on sentiment as homebuilding activity slowed. This created an attractive opportunity to own a market share-gaining homebuilder that addresses the need for more homes in the U.S.

We also bought shares of Bank of America, a dominant consumer-centric bank. Bank of America’s shares traded near book value in the fourth quarter due to recession concerns driving sentiment lower. The shares were pricing in quite a large margin of safety due to the broader economy, so we initiated a position.

We bought shares of SYSCO, the dominant food distribution company. The stock outperformed in 2022, and we believe that there is further upside on the horizon in 2023 due to the following factors: the continued recovery in demand, operating expense discipline and technology investments made over the past few years that strengthen the company’s already enviable competitive position.

Lastly, we bought shares in Salesforce, the iconic customer relationship management (CRM) software provider. Negative sentiment from economic uncertainty, decelerating sales growth and management turnover weighed significantly on the company’s shares. We believe this created an ideal opportunity to own the dominant CRM franchise with ample room for growth and margin expansion.

Turning to the positions we exited, we sold CoStar Group in favor of other opportunities after a period of outperformance that was driven by the continued strength of their CoStar Suite business and recovery in their Multifamily segment. Within Communication Services, we sold Verizon and Comcast because we believe the wireless and broadband industries are in the early stages of rising competitive intensity. Lastly, we exited railroad Union Pacific. We still maintain our railroad exposure through Canadian Pacific.

With these changes, the Fund exited the year most overweight in the Information Technology, Materials, and Financials sectors. Our holdings in these sectors offer an attractive combination of resilient business models with attractively priced earnings. We continue to lean into our bias for quality compounders at fair prices, and we have substantial exposure to secular winners such as Microsoft, Salesforce and Applied Materials. We also see opportunity in stocks that rely more on earnings growth than valuation expansion to deliver returns. Companies like Fiserv and Oracle are attractively priced with achievable earnings growth targets. Ball, despite the recent underperformance, also falls in this category, as we feel optimistic about the company’s prospects from here. We are also overweight Industrials and Consumer Staples.

We remain underweight the Consumer Discretionary sector, due to elevated expectations coupled with a tougher consumer setup for 2023. We’re also still underweight Health Care and Utilities, mostly due to valuation concerns. We don’t own any Energy stocks.

Annual Report • 2022

While 2022 was a tough year, we maintain an optimistic outlook on the resilience and upside potential of the portfolio. The team remains disciplined and focused on executing our process. We strive to own companies that emerged from the pandemic stronger, benefitted from economic reopening, endured this period of higher inflation and are entering 2023 better positioned than before. As always, we’re honored to have your trust as we continue to deliver Principles and Performance®.

We thank you for your investment in the Parnassus Core Equity Fund.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Annual Report • 2022

Parnassus Growth Equity Fund

Ticker: Investor Shares - PFGEX

Ticker: Institutional Shares - PFPGX

As of December 31, 2022, the net asset value (“NAV”) of the Parnassus Growth Equity Fund – Investor Shares (“the Fund”) was $14.95. The total return for the period since inception on December 28, 2022, was a loss of 0.33%. This compares to a gain of 1.94% for the Russell 1000 Growth Index (“Russell 1000 Growth”).

Below is a table that summarizes the performances of the Parnassus Growth Equity Fund and the Russell 1000 Growth.

Parnassus Growth Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2022

	Since Inception, December 28, 2022	Gross Expense Ratio	Net Expense Ratio

Parnassus Growth Equity Fund – Investor Shares	-0.33	1.20	0.84

Parnassus Growth Equity Fund – Institutional Shares	-0.33	0.99	0.63

Russell 1000 Growth Index	1.94	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Growth is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2022, and as amended and restated as of January 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.84% of net assets for the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2024 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Introducing the Parnassus Growth Equity Fund

We are pleased to launch and introduce the Parnassus Growth Equity Fund, a U.S. large cap growth fund that is the first new fund in almost a decade from Parnassus Investments. We are excited to offer a strategy that focuses on owning innovative, high-quality growth companies. We are leveraging the best of Parnassus, including our disciplined investment process and experienced team, to create a portfolio that expresses what we believe to be some of the most attractive growth opportunities in the market.

By way of introduction, I, Andrew Choi, serve as the lead portfolio manager of the Fund alongside my co-portfolio manager, Shivani Vohra. I have been with Parnassus since 2017 and have 10 years of prior experience. During my time at Parnassus, I have led our coverage in the Information Technology sector and have experience managing a diversified portfolio as a portfolio manager on the Parnassus Core Equity Fund.

And I, Shivani Vohra, joined Parnassus in 2018. I have been working collaboratively with Andrew for the past several years, and we already have a very well-established partnership. I have 10 years of prior experience and have developed expertise in the Health Care and Consumer sectors. Technology, Consumer Discretionary, and Health Care represent the three largest sectors of the market and more than 70% of the Russell 1000 Growth Index.

We are supported by the broader Parnassus research team and our ESG stewardship team, which will engage with companies in our portfolio to drive positive environmental, social and governance (ESG) outcomes. Further, Parnassus’s chief investment officer, Todd Ahlsten, acts as senior advisor to the Fund, lending his expertise in helping to identify high-quality

Annual Report • 2022

growth stocks and his decades of experience navigating market cycles.

This is an attractive time for active management in growth investing. The Russell 1000 Growth Index (“the market”) was down 29.1% in 2022. The valuation of the market fell more than 31% during the year, and currently trades at just over 21 times price to next twelve months earnings. Investors who simply bought the broader market during 2022 made a concentrated bet on a handful of companies as the five biggest constituents3 represented, on average, more than 38% of the market. These stocks contributed almost 53% of the market’s 2022 decline. At the time of this writing, the top five constituents still comprise more than 33% of the market. The environment is ripe for active management in large-growth stocks with more reasonable valuations and attractive opportunities, many of which can be found beyond the largest companies.

In this environment, we are diligently executing the same disciplined approach to valuation and fundamental research that has helped Parnassus navigate and take advantage of market cycles in the past. We are focused on companies with long-term growth that is tied to secular trends, strong competitive advantages and high-quality management teams. Relevancy, profitable unit economics and above-market growth and earnings are especially important for our portfolio holdings. Great companies rarely go on sale without some investor controversy or debate. We lean into the volatility these kinds of debates can create to take advantage of attractive long-term opportunities.

As all Parnassus funds do, Growth Equity integrates our ESG research and benefits from the efforts of our stewardship team. Tactically, we aim to hold approximately 40 stocks in our high-conviction, low-turnover strategy. We are primarily focused on larger market capitalization U.S. equities, but may hold some smaller capitalization or international companies if we believe there is an opportunity for outsized returns.

The Fund was launched on December 28, 2022, so we will not have a discussion of our performance for the period ended December 31, 2022. However, we are pleased to provide commentary on our investment outlook and current positioning, which can be found below.

Parnassus Growth Equity Fund

As of December 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

3 Apple, Microsoft, Amazon, Tesla and Alphabet.

Annual Report • 2022

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	9.9%

Amazon.com Inc.	5.9%

Apple Inc.	5.5%

Visa Inc.	4.7%

Alphabet Inc., Class A	4.5%

Planet Fitness, Inc., Class A	3.0%

Thermo Fisher Scientific Inc.	2.9%

PTC Inc.	2.9%

Eli Lilly & Co.	2.9%

Procore Technologies Inc.	2.7%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The current investment setup is a result of an unprecedented series of events without perfect historical analogues. COVID-19 emerged at a time when the infrastructure for online commerce was well established. This allowed many, though not all, to adapt to a new way of living while socially distancing. To avoid an economic and public health crisis, the U.S. government stepped in to provide significant stimulus and ease financial conditions. This bolstered demand at a time when supply chains were in disarray, which led to elevated inflation. Now, the Federal Reserve has stepped back in with a commensurately strong interest rate hiking cycle to curb demand and thereby reduce inflation.

The key debate now is what will be the cost to economic growth to bring inflation back down. Investors, rightfully, look to the past to glean clues for where we might be going. However, it is rare to see inflation begin to decelerate as we saw in December prior to an economic recession. At the time of this writing, earnings for the Russell 1000 Growth are still expected to grow almost 13% in 2023 despite the Federal Reserve’s actions to curb demand. Just as investors dramatically underestimated inflationary pressures entering 2022, it is unlikely that the ramifications of this year’s interest rate increases are easily predicted as we enter 2023.

Elevated uncertainty last year caused investors to favor sectors such as Consumer Staples and Health Care, while sectors like Consumer Discretionary and growth technology dramatically trailed the rest of the market.

Despite this flight to safety, our portfolio is balanced and is not positioned overly defensively. We own large positions in dominant, wide-moat businesses that generate significant cash, such as Microsoft, Alphabet and Visa. Our top 10 equity holdings also include innovative companies that are less economically sensitive, such as Eli Lilly, Thermo Fisher Scientific and AstraZeneca. Notably, Eli Lilly is a pharmaceutical company that finds itself in the enviable position of launching two potential blockbuster drugs. The company has a strong track record of successful internal R&D. Its shares are attractively priced, especially considering its significant growth runway.

We also own Amazon and believe this is a case of an exceptional business whose shares have underperformed due to investors’ overly near-term focus on margin. The company’s retail segment saw material margin compression, as Amazon ramped up pandemic-related expenses and overbuilt capacity. We believe Amazon’s retail business will grow into its investments and become profitable again, with overall profitability still supported by their higher-margin cloud and advertising businesses. Our biggest hesitation in initiating a position was due to Amazon’s labor issues. After multiple calls with Amazon’s head of ESG and internal meetings, we are confident that Amazon has made material improvements across key workplace factors. Equally important, we believe our stewardship can constructively engage Amazon, with the goal of a better workplace for 1.5 million Amazon employees. We are hopeful that both the company’s fundamentals and labor management will continue to improve during our ownership of Amazon shares.

As active managers, we are excited to venture outside the larger market constituents and own shares in growth companies such as Planet Fitness, PTC and Procore Technologies. Planet Fitness is a dominant low-cost gym franchise with attractive unit economics and an underappreciated runway for expansion. PTC is a software company that serves high-end manufacturing industries with mission-critical design and product management tools. Procore is another software provider that is entirely focused on digitizing the construction industry. The company has emerged as a leader with significant optionality in a significantly underpenetrated market.

We are optimistic about the exciting and innovative companies in our portfolio. All told, we are most

Annual Report • 2022

overweight the Health Care sector through a combination of high-growth drug makers and resilient equipment and insurance providers. We are overweight the Consumer Discretionary sector through a variety of markets, such as health and fitness, travel, ecommerce and automotive. We are slightly overweight Real Estate and Consumer Staples.

We are the most underweight the Communication Services sector, with Alphabet as our only holding. We are concerned with the cyclicality of advertising and worsening industry structure and competitive dynamics in both media and telecommunications. We are also underweight the Information Technology sector due, in large part, to our less than market weight position in Apple. Lastly, we are underweight the Industrials and Materials sectors due to valuation concerns as we enter a more challenging consumer demand backdrop. We don’t own any Energy or Utilities stocks.

While 2022 was a tough year, especially for growth investors, we remain optimistic about the resilience and upside potential of our portfolio as we enter 2023. We believe by staying disciplined in our investment process and being selective, we can take advantage of this uncertain environment. We’re honored and grateful for this opportunity to deliver Principles and Performance® through the new Parnassus Growth Equity Fund.

Sincerely,

Andrew S. Choi

Lead Portfolio Manager

Shivani R. Vohra

Portfolio Manager

Annual Report • 2022

Parnassus Value Equity Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2022, the net asset value (“NAV”) of the Parnassus Value Equity Fund - Investor Shares was $45.27, so after taking dividends into account, the total return for the year was a loss of 13.81%. This compares to loss of 7.54% for the Russell 1000 Value Index (“Russell 1000 Value”). It was a challenging year for the Fund, because we avoided energy stocks, which soared, and held technology stocks, which slumped. The double whammy caused the Parnassus Value Equity Fund - Investor Shares to lag our primary benchmark by 627 basis points. (One basis point is 1/100th of one percent.) The Fund’s well-timed pivot into Health Care stocks significantly enhanced returns, but it was not enough to offset losses.

Below is a table that summarizes the performance of the Parnassus Value Equity Fund and the Russell 1000 Value over multiple time periods. While we trailed our benchmark last year, the Fund’s returns remain highly competitive over the three-year and longer periods.

Parnassus Value Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Value Equity Fund – Investor Shares	-13.81	12.92	10.67	14.51	0.90	0.88

Parnassus Value Equity Fund – Institutional Shares	-13.61	13.17	10.93	14.70	0.71	0.65

Russell 1000 Value Index	-7.54	5.96	6.67	10.29	NA	NA

The average annual total return for the Parnassus Value Equity Fund – Institutional Shares from commencement (April 30, 2015) was 12.38%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Value Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As described in the Fund’s current prospectus dated May 1, 2022, and as amended and restated as of January 1, 2023, Parnassus Investments, LCC has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total annual fund operating expenses to 0.88% of net assets for the Parnassus Vaule Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2023 and may be continued indefinitely by the investment adviser on a year-to-year basis.

Year in Review

Each of our three largest detractors reduced the Fund’s return by 1.0% or more. These stocks suffered a bust in consumer demand coming off stimulus-driven highs. Our three biggest contributors each added 0.6% or more to the Fund’s return. Pharmaceutical and biotechnology companies, just added in 2021, dominated the winners list.

Our biggest loser was Western Digital, a memory semiconductor company. Its stock sank 51.6% subtracting 1.5%* from the Fund’s total return. Rapid decline in demand for consumer electronics post-COVID-19 and inventory buildup at customers significantly depressed pricing for memory chips. We increased our position, as we believe that the industry glut will turn to shortage and lift pricing once inventories have been depleted and demand growth returns. The company is undervalued and stands to benefit if the trend of industry consolidation continues.

Hanesbrands slipped 58.5% cutting 1.4% from the Fund’s total return. The company is a leading provider of basic apparel, including underwear, socks, T-shirts and activewear under various brands including Hanes, Champion, Playtex, Bali and Bonds. This year’s extraordinarily difficult retail environment buffeted Hanesbrands, which was also felled by a ransomware attack that crippled operations. Investors fled the stock following slowing customer demand, higher costs to reduce excess inventory and the negative impact of the strong U.S. dollar on global sales. We sold our shares over concerns that the company’s high debt load would force management to cut the dividend or raise additional capital.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2022

VF Corp. sank 60.4%, detracting 1.3% from the Fund’s total return. The apparel and footwear company owns a portfolio of lifestyle brands, including North Face, Timberland, Vans and many others. Shares suffered their worst annual performance in over 20 years due to company missteps amid heightened macro uncertainty. Management lowered their outlook three times in three months, as U.S. sales slowed with the end of stimulus payments, inflation waylaid European consumers and Chinese sales collapsed under COVID-19-lockdowns. Moreover, an inventory glut, unfavorable foreign exchange, and an impairment charge on the company’s earlier purchase of streetwear brand Supreme all weighed on profitability, culminating in the retirement of the company’s long-time CEO. We held our shares, encouraged by the company’s efforts to revitalize Vans and by evidence that problems related to inventory, freight and inflation are beginning to abate.

Our top position and biggest winner was global biopharmaceutical company Merck. Its stock surged 44.8%, contributing 1.8% to the Fund’s total return. Merck’s steady cash flow and consistent execution made it a defensive haven this year among large capitalization pharmaceutical stocks. We remain confident in the company’s current pipeline and its ability to extend cancer drug Keytruda’s patent protection, HPV vaccine Gardasil’s growth and M&A capabilities. Moreover, Merck trades at a reasonable valuation while offering a healthy 2.5% dividend yield.

Vertex’s share price climbed 31.5%, adding 0.7% to the Fund’s total return. Vertex’s cystic fibrosis business continues to grow nicely, with the company gaining approval in new geographies and for treatment of younger age groups. Vertex is in late-stage trials for its next-generation triple-combination therapy for cystic fibrosis, as well as for a potential mRNA delivery mechanism with Moderna. Vertex also had positive pipeline news on its sickle cell and beta thalassemia partnership with CRISPR and phase II acute pain data. We continue to think Vertex is an innovative biotechnology company with a strong management team and attractive cash position. The stock’s valuation should move higher given the company’s dominant cystic fibrosis franchise and diversified pipeline.

Gilead Sciences jumped 23.6% last year, boosting the Fund’s total return by 0.8%. The biopharmaceutical company has dominant franchises in HIV and hepatitis C medicines. Gilead’s PrEP market for preventative care is driving growth for the company’s monopolistic HIV franchise. Additionally, Gilead had a positive readout in its growing oncology franchise. Although oncology remains a highly competitive therapeutic area, we believe it represents an attractive option for the company at its current low valuation. Given today’s uncertain macro environment, we like Gilead’s steady execution, dividend yield and cash flow.

Parnassus Value Equity Fund

As of December 31, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2022

Top 10 Equity Holdings
(percentage of net assets)

Merck & Co., Inc.	4.7%

The Charles Schwab Corp.	4.3%

Sysco Corp.	3.3%

Gilead Sciences Inc.	3.2%

Verizon Communications Inc.	3.0%

D.R. Horton Inc.	2.9%

Deere & Co.	2.7%

Cisco Systems Inc.	2.6%

Comcast Corp., Class A	2.6%

Agilent Technologies Inc.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2022

of $10,000 invested on December 31, 2012

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

Inflation hammered stocks and bonds in 2022. Massive pandemic stimulus by the U.S. government, mixed with disrupted global supply chains, lit the flame of inflation, but Russia’s war on Ukraine set it ablaze through higher energy prices. The Federal Reserve responded to inflation belatedly, but forcefully, and raised interest rates higher and faster than at any point since the 1980s. Higher rates make borrowing more expensive for businesses and consumers. They depress the real economy with a lag, yet they take down the value of financial assets immediately. Fortunately, recent economic data indicate that the pace of inflation is moderating. One of the biggest investor debates today is whether the Fed will be able to tame inflation without causing a deep recession, the so-called “soft landing.”

In this highly uncertain investing backdrop, we adhere to our disciplined process of bottom-up, fundamental stock selection. We begin with what the market is already telling us. We focus our attention on areas with the biggest mis-pricings or misunderstandings. We look deeply at companies to understand what the key debates are, and home in on where quality may be overlooked. Finally, we invest for the long term. The current sell-off in stocks is unpleasant, but we are cautiously optimistic, because the seeds of the next market rally are likely being planted today.

To that end, the Fund initiated four new positions in the fourth quarter. Citigroup is a leading U.S.-based commercial and investment bank. CEO Jane Fraser has been restructuring the bank for years, including scaling back international operations to improve profitability. International Flavors & Fragrances makes the key ingredients that define hundreds of the world’s most beloved foods and scents. Under new management, the company is also divesting underperforming assets in pursuit of higher future returns. We bought shares in Target Corp., a major U.S. retailer, and Align Technologies, maker of Invisalign braces. Both companies’ stocks fell due to worries about a recession that could dent consumer spending. We believe these issues are short-term in nature, and that these businesses are poised to take share in their respective end markets longer term.

To fund these purchases, we sold Discover Financial at a substantial gain, as well as Becton Dickinson, which outperformed the broader market. We harvested tax losses with the sale of Hanesbrands, as previously discussed. Our continual aim is to recycle capital from our outperformers to undervalued stocks. When the market is down, as it is now, there are fewer outperformers and more undervalued stocks, and the number of positions tends to increase slightly.

This year is likely to carry forward several cross currents from the past year and present new macroeconomic uncertainties. We remain confident that our time-tested process and deeply committed investment team position us well to navigate these challenging times. Your portfolio managers have over 25 years of combined value-investing experience, which we bring to bear every day with the goal of generating attractive risk-adjusted returns for our long-term shareholders.

Annual Report • 2022

Thank you for your investment in the Parnassus Value Equity Fund.

Billy J. Hwan

Lead Portfolio Manager

Krishna S. Chintalapalli

Portfolio Manager

Annual Report • 2022

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $33.88, so after taking dividends into account, the total return for 2022 was a loss of 21.56%. This compares to a loss of 17.32% for the Russell Midcap Index (“Russell”). For the fourth quarter, the Fund was up 8.65%, behind the Russell’s 9.18% gain.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	-21.56	1.60	4.74	9.13	0.96

Parnassus Mid Cap Fund – Institutional Shares	-21.41	1.82	4.98	9.32	0.75

Russell Midcap Index	-17.32	5.88	7.10	10.96	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 7.14%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Year in Review

The Russell plunged 17.3% in 2022, its worst annual return in over a decade. This marked a significant performance shift from the preceding three years, when the benchmark yielded investors a cumulative return of greater than 70%. With a backdrop of soaring inflation, Federal Reserve rate increases, incrementally more attractive returns on less risky investments, the prospect of a recession and geopolitical tensions, investors lost much of their appetite for equities, particularly non-earning tech stocks.

The Fund’s 2022 loss of 21.6% was greater than the benchmark’s loss. From a sector allocation perspective, our overweight position relative to the Russell in the Information Technology sector, the second-worst-performing sector in the benchmark, subtracted 73 basis points from the Fund’s return. The Fund’s underweight position in Utilities stocks, one of the Russell’s best-performing sectors, took 46 basis points from the Fund’s return (One basis point is 1/100th of one percent). The Fund’s underweight position in the heavily battered Communication Services sector helped the Fund by 65 basis points, and our overweight positions in the Industrials and Consumer Staples sectors helped the Fund by 39 and 33 basis points, respectively.

The Energy and Utilities sectors were the only two market sectors that generated positive returns in 2022. We do not invest in the Energy sector due to our focus on responsible investments, and this decision cost the Fund 2.42% of return. Energy stocks benefitted from a surge in crude and natural gas prices, as a result of the Russia/Ukraine war and reduced capital spending by drillers. Additionally, we have limited exposure in the Utilities sector due to our avoidance of nuclear generation, so this underweight was a material

Annual Report • 2022

headwind. Together these allocations reduced our ability to provide the accustomed downside protection for our investors.

The other factor in our performance relative to the benchmark was negative stock selection. The Fund had positive stock selection in the Information Technology, Consumer Staples, Consumer Discretionary and Health Care sectors, but poor stock selection in the Materials and Financials sectors more than offset good stock selection elsewhere.

Avantor, a leading provider of products and services to the life sciences and applied materials industries, dropped 49.9%, slicing the Fund’s total return by 2.13%. Although the company’s core business performed well, disappointing sales of recently acquired companies Masterflex and Ritter prompted management to lower its overall annual revenue growth expectation. Avantor also faced challenges with inventory destocking in certain lab consumables, currency headwinds due to a depreciating euro and slowing demand in its European markets. However, we believe Avantor has strong long-term prospects due to an attractive valuation, favorable biopharma industry trends, a mix shift toward high margin proprietary products and strong free cash-flow generation.

Another big loser was Signature Bank, a New York-based commercial bank and wealth manager, which saw its stock fall 64.0%, leading to a 2.2%* reduction in the Fund’s total return. This was due to rising interest rates, which prompted the bank to increase its deposit rates to retain its customers, as well as declining profitability resulting from narrowing net interest margins. The bank’s decision to reduce its exposure to digital asset customers by exiting about $10 billion of deposits, or 10% of the bank’s overall deposit base, led to further stock declines. We believe the decision will improve profitability as high-cost, volatile deposits run off. When the Federal Reserve pauses its rate hikes, Signature’s profitability should improve meaningfully as its deposit costs stabilize and its loans gradually reprice at higher rates. Over our investment period, Signature’s unique performance-driven and autonomous culture should allow the bank to grow faster than its peers. We believe the stock has far greater upside than downside at this level, so we are holding onto our position.

VF Corporation, a clothing and footwear company with global brands such as North Face, Timberland and Vans,

saw its shares plummet 62.3% in 2022, leading to a negative impact of 1.6% on the Fund’s total return. The company experienced its worst annual performance in more than two decades due to a series of missteps, including lowering their outlook three times due to declining domestic sales, weak demand in Europe and decreased sales in China due to COVID-19 lockdowns. In addition, an inventory glut, unfavorable currency rates and an impairment charge on the company’s purchase of streetwear brand Supreme all contributed to declining profits, culminating in the retirement of the company’s long-time CEO. Despite these headwinds, the company is working to revitalize Vans and address issues related to inventory, freight and inflationary costs, leading us to hold onto our shares.

Shifting to our winners, Jack Henry & Associates, a leading provider of core account processing and related services to regional banks and credit unions, rose 6.2%, adding 0.2% to the Fund’s total return. Jack Henry exceeded investor expectations with strong earnings throughout the year, thanks to new customer additions, particularly within credit unions, and an expansion of operating margins. We believe the company’s durable and subscription-based business model will continue to thrive with the increasing customer adoption of its cloud-based processing platform solutions, market share gains and the company’s disciplined capital allocation strategy.

O’Reilly Automotive, the largest auto parts retailer, motored 19.5% higher and added 0.7% to the Fund’s total return. After tremendous growth in 2020 and 2021, O’Reilly was able to maintain its high level of execution and grow at a solid mid-single-digit clip in 2022. The company is benefiting from strong pricing power, a favorable industry backdrop and elevated new car prices. O’Reilly continues to gain market share, which speaks to its exceptional service levels and advantaged distribution network.

Cboe Global Markets, a leading market exchange and trading platform, added 0.2% to the Fund’s total return, as we trimmed our position on the stock’s outperformance.

For the full year, the stock fell 2.2%. Cboe experienced healthy index option volume growth and robust demand for its Data and Access solutions, leading to higher-than-expected earnings in the beginning of the year. In the third quarter, management increased its

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2022

outlook for annual organic revenue growth from 5%-7% to 9%-11% due to the strength in its Data and Access Solutions business. We believe Cboe is poised to benefit from uncertain market conditions and volatility, thanks to its high-margin proprietary index option products and new product launches.

Parnassus Mid Cap Fund

As of December 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Hologic Inc.	4.7%

Otis Worldwide Corp.	4.3%

Cboe Global Markets Inc.	4.0%

Sysco Corp.	3.9%

CNH Industrial NV	3.9%

Verisk Analytics Inc.	3.7%

C.H. Robinson Worldwide Inc.	3.7%

O’Reilly Automotive Inc.	3.5%

D.R. Horton Inc.	3.3%

Workday Inc., Class A	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2022

of $10,000 invested on December 31, 2012

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

As we enter 2023, we believe the Federal Reserve’s actions will be the main factor influencing investor sentiment and market direction. We say this because the Fed’s decisions reflect nearly all the factors that investors are considering, such as inflation trends, unemployment rates, the target terminal interest rate and associated hurdle rates. In 2022, we saw how stocks were negatively affected when the Fed started to wind down its decades-long accommodative policy, so in 2023, we expect investors to adjust their sentiment based on Fed policy direction.

Given the current economic outlook, which includes an expected growth rate of only 0.4% in the U.S. for 2023 and a 70% chance of recession within the next year according to Bloomberg economists, our perspective on equities is cautious. Inflation, which reached a peak

Annual Report • 2022

of 9.1% in mid-2022, has declined to 7.1% as of November, but it remains above the Fed’s target. While goods and services inflation may decrease over the next year, there is no guarantee the Fed will pause or cut rates. If inflation remains above the Fed’s 2% target or the Fed raises rates too aggressively, we could see the economy fall into a recession and put pressure on corporate earnings.

At the same time, mid cap stocks are attractively valued relative to historical measures, with the Russell entering 2023 at a forward price-to-earnings multiple of 15.4 times. This is lower than the 20-year average of 16.4x and the 20-year high of 24.0x, but higher than the 20-year low of 9.0x. Not all stocks are cheap, but there are certainly attractive opportunities in our investable universe.

With this backdrop, our portfolio is carefully balanced with both defensive and opportunistic, high-quality offensive holdings. This approach should help us protect against potential market downturns, while also allowing us to capitalize on growth opportunities. Our investments are centered around resilient companies with competitive advantages, multi-year growth drivers, comfortable capital positions and attractive valuations. These include steady Industrials firms like Otis, Verisk and Republic Services, as well as depressed Staples companies like Ball Corporation and Sysco. These two sector exposures provide defensiveness, while our mature growth service-related Technology holdings, including Autodesk and Workday, offer offensiveness, given their growth prospects, profitability and reasonable valuations. Finally, we hold positions in innovative health care companies like Agilent, IQVIA and Avantor, which offer offensive and defensive attributes due to their exposure to stable and healthily growing areas of the Health Care sector.

Moving to our sector weightings, we have underweights relative to the Russell in Financials, Real Estate, Materials, Communication Services and Consumer Discretionary sectors. These sectors tend to be vulnerable to negative economic surprises. On the other hand, we are overweight relative to the Russell in the Information Technology, Industrials, Health Care

and Consumer Staples sectors. Our holdings here should do well in any market environment and offer attractive valuations with material upside over the long term. In general, though, as bottom-up stock pickers, we are always on the lookout for high-quality companies with asymmetric risk-reward profiles regardless of sector.

We initiated a position in Lam Research in the fourth quarter. Lam produces innovative semiconductor equipment, which will be essential for the next wave of semiconductor chip development and the construction of new semiconductor fabrication plants. The stock recently fell due to concerns about export controls on equipment sales to China and weak memory chip sales. We believe these issues are reflected in the current stock price and expect Lam to benefit as memory spending recovers and as it gains share in advanced logic and foundry applications. We exited First Horizon, due to its acquisition by TD Bank and Avalara due to its acquisition by Vista Equity, as well as Cable One and Americold due to concerns with slowing sales in exchange for higher-quality names with more upside.

The portfolio owns a collection of well-managed, increasingly relevant businesses with sustainable competitive advantages that should grow earnings and cash flows over the long term. We are confident that this strategy should enable the Fund to potentially outperform the market over the full market cycle.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Annual Report • 2022

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $42.28, resulting in a loss of 33.52% for 2022. This compares to a loss of 26.72% for the Russell Midcap Growth Index (“Russell Midcap Growth”).

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods ended December 31, 2022.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	-33.52	-2.21	1.85	8.34	0.80

Parnassus Mid Cap Growth Fund – Institutional Shares	-33.45	-2.09	1.99	8.45	0.68

Russell Midcap Growth Index	-26.72	3.85	7.64	11.41	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 4.70%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Year in Review

The Fund lost 33.5% for the year, trailing the Russell Midcap Growth by 681 basis points. (One basis point is 1/100th of one percent.) We’re disappointed by the Fund’s performance in 2022. Soaring inflation ate away at household incomes and led the Federal Reserve to dramatically increase its benchmark Fed Funds interest rate, from near zero to nearly 4.5%. The Fed is attempting to reduce inflation by curtailing demand and economic growth through increased borrowing costs. The rapid escalation of the Fed Funds rate had a disproportionate impact on the valuations of high-growth stocks. Specifically, the Russell Midcap Growth ended the year at 21x forward earnings, down from 34x a year ago. High-growth stocks carry more expensive valuations on their near-term earnings than low-growth stocks because their longer-term earnings power is much greater, but their higher valuations also mean there’s more room to fall in a market correction. We responded to the steep drop in high-growth stocks by adding to our positions in innovative, secularly growing and competitively advantaged businesses that are also trading at historically low valuations. We’ve been too early, and this hurt our performance in 2022. While these stocks haven’t rebounded yet, we have conviction they will, so we’re incredibly excited about the potential for our Fund in 2023.

Sector allocation subtracted from our performance in 2022 due to our zero-weighting of the Energy sector, which was the index’s best-performing sector. As a fossil-fuel-free fund, we don’t own oil and gas stocks. The longer-term earnings power of oil and gas stocks is uncertain as the economy gradually transitions away from fossil fuels, and we feel confident that our collection of unique businesses can outperform these commodity producers over a business cycle.

Annual Report • 2022

Stock selection hurt our performance as well. Pool supplies distributor Pool Corporation subtracted 2.4%* from the Fund’s performance, as its shares returned -46.0%. Even though the company reported impressive revenue and earnings growth during the year, the stock’s multiple plummeted as investors worried that a slowing housing market and high interest rates would impact future demand for pools.

While new pool construction will slow, most of Pool’s revenue is from recurring maintenance that should be resilient. With the stock trading near its lowest valuation in over a decade, we’re holding onto our shares and we’re optimistic this industry leader will emerge from the housing downturn even stronger.

Silvergate Capital, a bank that focuses on the digital asset sector, plummeted 87.4% to our average selling price and reduced the Fund’s return by -2.2%. Silvergate’s deposits fell along with digital asset prices during the year, and then fell further after digital asset exchange FTX declared bankruptcy. We exited our position due to the uncertainty this caused for Silvergate’s financial position.

Block operates the Cash App consumer finance network and the Square merchant payment processing business. Block subtracted 1.7% from the Fund’s return, as its stock sunk 61.1%. The stock fell as investors worried that Block’s exposure to less affluent consumers and micro-merchants leave it exposed to an economic downturn. Investors were also displeased by the company’s decision to prioritize growth over profitability. We believe that Block can grow through an economic downturn due to its product innovation engine, which fuels its increasing share of customers’ wallets and new-business wins. We were pleased to see Block’s management team pivot at year-end toward profitability, and we believe investors are vastly under estimating the company’s earnings power. We took advantage of the all-time low valuation to add to our position.

Our biggest winner in 2022 was auto parts retailer O’Reilly Automotive, which motored 19.5% higher and added 0.6% to the Fund’s performance. After tremendous growth in 2020 and 2021, O’Reilly was able to maintain its high level of execution and grow at a solid mid-single-digit clip in 2022. The company is benefiting from strong pricing power, a favorable industry backdrop and elevated car prices. O’Reilly remains a market share gainer, which speaks to the company’s best-in-class service levels and advantaged distribution network.

CoStar is a leading commercial real estate information provider and operates some of the most active online marketplaces for buying, selling and leasing various types of real estate.

It added 0.4% to the Fund’s return, as we trimmed our position on the stock’s outperformance. For the full year, the stock returned -2.2%. CoStar raised its profit guidance several times, supported by strong demand across its Apartments.com, LoopNet and CoStar marketplaces. The outperformance of CoStar’s core businesses is allowing it to invest behind its nascent Homes.com offering, which has a huge addressable market.

Auto insurer Progressive returned 21.3% from our average purchase price, boosting the Fund’s return by 0.3%. The stock raced ahead due to improving profitability, as elevated used car prices have begun to reverse and insurance industry-wide price increases are starting to take effect. Progressive’s sophisticated risk-rating algorithm is its competitive advantage, allowing it to attract and retain safe drivers with low pricing while minimizing its losses from unsafe drivers. As less sophisticated insurers raise prices generically on all their customers, we expect Progressive to swoop in and lure away the lowest-risk customers, which should lead to accelerated growth in 2023.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2022

Parnassus Mid Cap Growth Fund

As of December 31, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Veeva Systems Inc., Class A	4.6%

Splunk Inc.	4.5%

Pool Corp.	4.1%

Fortinet Inc.	4.1%

Agilent Technologies Inc.	4.0%

IDEXX Laboratories Inc.	3.9%

Illumina Inc.	3.6%

Guidewire Software Inc.	3.4%

Workday Inc., Class A	3.4%

O’Reilly Automotive Inc.	3.4%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2022

of $10,000 invested on December 31, 2012

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

2022 was the worst year for mid-cap growth investors since 2008. In 2022, investors worried that unprecedented interest rate increases from central banks globally could cause a recession in 2023, as the higher cost of debt curtails demand. Back in 2008, investors dealt with the financial crisis, which was caused by the bursting of the housing bubble, as soaring home mortgage delinquency rates destroyed consumer wealth, while the loan losses impaired the banking system. The investment climate looked grim entering 2009, just as it seems grim as we enter 2023.

Yet, 2009 turned out to be the best year for investment returns for the Fund and for the Russell Midcap Growth in the past two decades! There was indeed a deep global recession, and the housing market took many years to regain its footing, but the stock market is

Annual Report • 2022

forward looking, and it rallied on the expectations for an improved economy in 2010 and beyond.

Past results are not indicative of future returns, and we don’t know what 2023 will bring. But we do know that the inflation rate at the end of 2022 cooled markedly and ended the year with a monthly Core CPI rate of only 0.2%, or less than 3% annualized. As inflation cools, the need for additional interest rate increases diminishes. We also know that the valuations for many of our stocks, including our secularly-growing-yet-cyclical stocks, such as Block and clear aligner manufacturer Align, and our mission-critical software providers, have fallen to historically low levels and sentiment is poor. For example, Align ended the year trading at 27x forward earnings, well below its ten-year average of 39x. Block ended the year at 36x forward earnings, a fraction of its 101x long-term average. We believe these stocks are already pricing in a deep recession. So, if the stock market continues its descent, we believe their depressed valuations could protect against further downside. Meanwhile, if they’re able to meet or exceed earnings expectations, or if the Federal Reserve stops hiking interest rates, there is the potential for a strong rally.

During the fourth quarter, we meaningfully added to our Information Technology holdings, and it is the largest sector by weight in our Fund. We made the most of the meaningful reset in software valuations by increasing our existing positions, as we believe these innovative businesses solve complex problems for their customers and generate resilient revenue streams that should outperform if the economy slows. The inherent operating leverage in software business models, combined with newfound management discipline, should allow them to meaningfully expand their profit margins. Our largest positions here include data observability platform Splunk, cyber-security vendor Fortinet and insurance software provider Guidewire.

We also added to our Semiconductor weighting within Information Technology after these stocks fell dramatically. Semiconductors are cyclical, and pent-up demand in 2021 and supply shortages caused by the pandemic led to double ordering from customers. As supply chains normalized and demand slowed globally, the supply-demand imbalance for semiconductors has been significant. But semiconductors are powering every major technological advancement of our time, and we have no doubt the world will soon need more of them. Historically, semiconductors have led the economy as customers place orders in advance of the demand for their end product. So, we think we’re close to the trough of the current cycle. We were pleased to add back semiconductor capital equipment manufacturer Lam Research and memory chip manufacturer Western Digital at deeply discounted valuations.

We sold several stocks in other sectors to consolidate our investments behind these high-conviction ideas in software and semiconductors, including Silvergate, dating services conglomerate Match Group and fixed income trading platform MarketAxxess.

Health Care is our second largest sector, and we own a number of innovative, industry-leading businesses. During the fourth quarter, we more than doubled our position in Align. Align’s stock fell dramatically during 2022, as consumers postponed orthodontic procedures to save money as they coped with the impact of inflation. Align continues to innovate and introduce new products, so whenever consumers return to the orthodontist chair, we expect Align to be a major beneficiary. We sold biotechnology companies Alnylam and Seagen to make room, as both stocks had outperformed and we believe they offered less upside than Align.

As your portfolio managers, we both have a meaningful amount of our personal savings invested in the Fund, and we’ve felt the pain of this year’s drawdown as fundholders. We’re not sure exactly when investor sentiment will change, but it will. And when it does, we expect our portfolio of competitively advantaged and high growth stocks to lead the rebound. With inflation beginning to cool and valuations for high growth stocks at historically low levels, we believe the odds are stacked in our favor and we can’t wait to see how 2023 unfolds.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Annual Report • 2022

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2022, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $14.40, producing a loss for the year of 14.29% (including dividends). This compares to a loss of 13.01% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”).

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Bloomberg Aggregate Index. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 4.41%, and the unsubsidized SEC yield was 4.30%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio*

Parnassus Fixed Income Fund – Investor Shares	-14.29	-3.24	-0.36	0.60	0.76	0.58

Parnassus Fixed Income Fund – Institutional Shares	-14.10	-3.02	-0.15	0.76	0.56	0.39

Bloomberg U.S. Aggregate Bond Index	-13.01	-2.71	0.02	1.06	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 0.62%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

As Described in the Fund’s current prospectus dated May 1, 2022, and as amended and restated as of January 1, 2023, Parnassus Investments, LLC has contractually agreed to waive 0.10% of its management fee for each class, and to reimburse the Fund for expenses to the extent necessary to limit total operating expenses to 0.58% of net assets for the Parnassus Fixed Income Fund—Investor Shares and to 0.39% of net assets for the Parnassus Fixed Income Fund—Institutional Shares. This agreement will not be terminated prior to May 1, 2024, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

This year was one of the worst for bonds in modern history, particularly corporate bonds. The Federal Reserve’s surprisingly hawkish turn at the beginning of the year forced bond yields higher and prices lower. As inflation remained stubbornly high through the summer and fall, the Federal Reserve raised interest rates by 425 basis points to quell the highest inflation in decades. (One basis point is 1/100th of one percent.)

Even though underlying economic growth was strong in 2022 and company earnings grew from 2021, the Federal Reserve’s aggressive policy raised the specter of recession. As a result, corporate bonds fell by 15.79% in the Index over the year, well exceeding losses in Treasuries or Securitized bonds. As credit spreads moved wider on future recession concerns and rates rocketed up, corporate bonds bore the brunt of the changes. Corporate bonds also have a longer duration than other fixed income asset classes, making them more susceptible to losses when interest rates rise.

Overall, our allocation relative to the index removed 126 basis points from the total return, led by the Fund’s allocation to corporate bonds which subtracted 115 basis points from the total return. Over the course of 2022, about 65% of assets were invested in corporate bonds versus the Index at about 25%. However, our selection of corporate bonds was good: our portfolio lost 14.74% as compared to the Index’s loss of 15.79% and so corporate selection added 58 basis points to the total return.

* Reflects the lowered expense limitation, effective as of January 1, 2023.

Annual Report • 2022

Across the Fund, positive selection added 83 basis points to the total return. In addition to the 58 basis points of positive selection from corporate bonds, the Fund also had 16 basis points of positive attribution from selection in Government-Related bonds and 9 basis points of attribution from selection in Treasury bonds. Despite a difficult year due to our strategic allocation to corporate bonds, we’re very pleased to have selected the right issuers and securities. We think this reflects well on our investment process and should serve investors well when the market turns.

Green bonds issued by the International Finance Corporation (IFC), a part of the World Bank, contributed 20 basis points to the total return. These green supranational bonds have been an important part of the Fund for years, as they are less volatile than Treasuries, have excellent credit ratings and directly fund important climate-change mitigation projects. Our IFC holdings won on allocation (adding 14 basis points to the total return) and selection (adding 6 basis points to the total return).

Oracle was a substantial winner in the year, adding 14 basis points to the total return. We purchased two Oracle bonds in the fourth quarter, as we believed the bonds were undervalued relative to the company’s cash flows. These bonds had initial yields of between 6.8% and 7.0%, an excellent starting point for an investment-grade company. Both rallied into year end as long-term rates fell.

Bonds issued by T-Mobile added 9 basis points to the total return. These high-yield bonds benefitted from good underlying company performance, higher starting yields and a shorter duration. Many of our high-yield bonds contributed positively during the year, including Ball Corp (adding 9 basis points to the total return), Avantor (adding 6 basis points to the total return), SBA Communications (adding 6 basis points to the total return) and Macy’s (adding 6 basis points to the total return).

The worst-performing securities in the Fund were preferred stock series issued by Public Storage, subtracting 21 basis points from the total return. These securities have very long durations and so are especially sensitive to interest rates. All ended the year with yields above similar-duration bond, so we believe the preferred stock will recover into 2023.

Similarly, preferred stock issued by First Republic Bank subtracted 16 basis points from the total return. First

Republic has been pressured by rising interest rates and its equity has underperformed. The preferred stock suffered from both long duration and the deterioration of the company’s fundamentals. With a yield of 6.76% at year end, we believe the prospects for the preferred stock shares are brighter into 2023.

Finally, bonds issued by Masco Corp. removed 16 basis points from the total return. Our Masco holdings have a longer duration than the comparable position in the Index, contributing to relative losses. Also, the company’s underlying fundamentals deteriorated in the year, as inflation cut into margins and cash flows. Most of Masco’s products, including Behr Paint and Delta faucets, are fairly recession resistant. These are relatively inexpensive improvements homeowners can often do themselves, so we expect revenues to remain relatively resistant in a recession. We also believe the headwinds from raw material inflation should subside.

Parnassus Fixed Income Fund

As of December 31, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2022

Value on December 31, 2022

of $10,000 invested on December 31, 2012

The chart shows the growth in value of a hypothetical $10,000 investment over the last 10 years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

Entering 2022, the Federal Reserve was expected to raise rates by just 75 basis points, and the markets believed this may have been too aggressive. Instead, the Federal Reserve ended the year by raising the Federal Funds Rate by 4.25%, a remarkable departure from both early expectations and previous policy. For the first part of 2023, the Federal Reserve is expected to continue hiking rates and so the market is now pricing a terminal rate above 5%. This is a key difference from last year. If the Federal Reserve’s higher interest rate policy brings down inflation as expected, the risk for further interest rate surprises is significantly reduced.

We believe that the overall level of rates available to investors is attractive, especially as compared to any other point in the 15 years since the Financial Crisis. As of year end, the yield to worst on the Fund was 5.40%, several hundred basis points higher than last year. This is also well above the yield to worst of the Index, at 4.67%, a reflection of our higher allocation to corporate bonds.

The Fund finished the year at a duration of 6.39 years, slightly longer than the 6.29 years for the Index. While we believe there’s a good chance that the Federal Reserve will keep rates higher for longer, we also believe that the slowing economy will make longer-term bonds more attractive. The Fund also had a slightly long duration position at the end of the third quarter, but the composition of the duration has changed. We’ve reduced the Treasury duration and instead have purchased long-dated corporate bonds. The 30-year corporate bonds have yields that are at least 150 basis points better than the similar Treasury bond, making their overall yields more attractive.

We made a special effort over the course of 2022 to increase the Fund’s green bond holdings and are pleased to report that 18% of holdings are classified as green bonds. Recent green bond additions include those issued by Sysco Corp, American Express and Citigroup.

Some pundits have recently questioned the true impact of green bonds, but we believe these instruments can be effective tools for sustainability-focused investors. Just like not all bonds are good candidates for the Fixed Income Fund, not all green bonds are good candidates, either. We only buy green bonds issued by companies that are in our focus universe, or that we consider to be good-quality companies. We also want to be sure the funds meet the Green Bond Principles, whereby the use of proceeds is audited and reported upon. Companies can have a significant impact on mitigating climate change and we’re proud to support those efforts.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Annual Report • 2022

Responsible Investing Notes

I am approaching 2023 with a mix of caution and optimism in the wake of the historic peaks and valleys of 2022 and the preceding two years. On one side – 2022 was marked by macroeconomic uncertainty, high energy prices, stubbornly elevated inflation, and broad market declines. These factors were brought on and exacerbated by the tragic war in Ukraine, global supply-chain disruptions, and a labor market unevenly and unpredictably recovering from the COVID-19 pandemic. In addition, a small but vocal number of politicians and outspoken influencers escalated their actions and rhetoric against ESG to further their own interests—in a way that we believe is contrary to shareholders’ best interests and not reflective of common sense.

On the other hand, 2022 saw historic wins and progress for ESG. For example, in August, President Biden signed into law the Inflation Reduction Act (IRA), providing around $390 billion in climate and energy investments and funding for advancing environmental justice, one of Parnassus’s impact engagement pillars. The SEC also put forward proposed rules on public company climate change disclosures and on the enhancement of ESG fund disclosures to improve transparency and combat greenwashing. Parnassus provided public comments to the SEC on both rules to further the interests of our clients and improve market transparency. In November, the U.S. Department of Labor announced a final rule explicitly allowing plan fiduciaries to consider climate change and other ESG factors when making investment decisions. And, finally, the 2022 proxy season saw an upward trend in the number of shareholder proposals filed and in the number of withdrawals-for-agreement on human, civil and worker rights, signaling that conversation and collaboration among companies and shareholders on these issues are robust and strengthening.

Against this somewhat checkered backdrop, Parnassus continues to build and strengthen our ESG resolve – and to focus the conversation on Principles and Performance® and the materiality of ESG topics in our investment process.

Importantly, pursuant to our mission – to build wealth responsibly for long-term investors – I am proud to share that Parnassus now has a public goal aiming for net-zero emissions across all our funds by 2050. In practice, this means that by 2040, we aim for all companies across our assets under management to have science-based emissions reduction targets. We set our targets to improve the strength and resilience of our funds in a low-carbon world; to spur performance improvements in our portfolio companies; and to do our part to help avoid the most devastating economic, environmental and societal impacts of climate change. Climate is a team sport, and we recognize that to be successful, our resolve must be accompanied by global advances in policy, technology, infrastructure, and demand. In all cases, our actions in pursuit of lower carbon portfolios will be taken in accordance with our principles, our fiduciary duties and in the best interest of our clients.

In addition to our efforts to tackle climate change, Parnassus made significant strides in 2022, including:

∎

Publishing Parnassus’ Principles and Responsible Investment Policy to share with clients and companies the principles that guide our investment strategy and to offer more transparency on the ways in which we incorporate ESG into our investment and stewardship decision-making.

∎

Releasing ESG metrics for all our equity funds so our investors can review quantitative data across ESG factors that matter to us as investors, including carbon emissions, quality of workplace, diversity stats and several governance metrics.

∎

Filing our first shareholder proposals with the goal of improving environmental justice (Republic Services), eliminating algorithmic bias (Cerner) and achieving a better understanding of company adherence to their own human and labor rights policies (Apple). We also used our voice to join others in thoughtfully voting our proxies and working in other ways to improve ESG performance at portfolio companies.

∎

Driving improvements in company performance and disclosure through more than 45 impact engagements on environmental justice, climate risk, sustainable workplaces, algorithmic bias and more issues that we believe are key to the performance of our portfolio companies.

Looking forward to 2023, I believe we can expect the ESG backlash to continue in some states and in the U.S. House of Representatives. ESG investing will stay in legislative and media crosshairs, and the global ESG

Annual Report • 2022

regulatory landscape may become more complex and challenging to navigate. Despite, and in part due to this attention, I also expect ESG as an investment discipline to thrive. The more investors, companies and regulators understand ESG, the more they will come to recognize it as a critical tool to analyze and drive long-term value creation. In this exciting and volatile ESG environment, what will remain constant is Parnassus’s commitment to enhance our processes and capabilities and to be a leader in the industry.

I look forward to seeing what 2023 will bring and to sharing more success stories and time with you as the year goes on.

Sincerely,

Marian Macindoe

Head of ESG Stewardship

Annual Report • 2022

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2022, through December 31, 2022.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning Account Value	Ending Account Value	Expense Paid During Period	Fund Expense Ratio
Parnassus Core Equity Fund – Investor Actual*	$1,000.00	$1,019.90	$4.17	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Parnassus Core Equity Fund – Institutional Actual*	$1,000.00	$1,020.90	$3.11	0.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11	0.61%
Parnassus Growth Equity Fund – Investor Actual*	$1,000.00	$996.00	$4.23	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Parnassus Growth Equity Fund – Institutional Actual*	$1,000.00	$996.00	$3.17	0.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$3.21	0.63%
Parnassus Value Equity Fund – Investor Actual*	$1,000.00	$1,051.20	$4.55	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.77	$4.48	0.88%
Parnassus Value Equity Fund – Institutional Actual*	$1,000.00	$1,052.50	$3.36	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Parnassus Mid Cap Fund – Investor Actual*	$1,000.00	$997.30	$4.83	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Parnassus Mid Cap Fund – Institutional Actual*	$1,000.00	$998.30	$3.78	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Parnassus Mid Cap Growth Fund - Investor Actual*	$1,000.00	$1,009.60	$4.05	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08	0.80%
Parnassus Mid Cap Growth Fund – Institutional Actual*	$1,000.00	$1,010.00	$3.45	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%
Parnassus Fixed Income Fund – Investor Actual*	$1,000.00	$979.20	$3.39	0.68%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%
Parnassus Fixed Income Fund – Institutional Actual*	$1,000.00	$979.70	$2.25	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	$2.29	0.45%

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2022. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Annual Report • 2022

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2022

Equities	Shares	Market Value ($)

Banks (2.8%)
Bank of America Corp.	20,502,178	679,032,135

Biotechnology (3.0%)
Gilead Sciences Inc.	8,448,783	725,328,021

Capital Markets (10.3%)
CME Group Inc., Class A	3,487,927	586,529,804
Intercontinental Exchange Inc.	5,630,489	577,631,867
S&P Global Inc. [l]	1,756,000	588,154,640
The Charles Schwab Corp. [l]	8,453,485	703,837,161

		2,456,153,472

Chemicals (4.8%)
Linde plc	2,332,094	760,682,421
The Sherwin Williams Co.	1,684,167	399,703,354

		1,160,385,775

Commercial Services & Supplies (2.6%)
Waste Management Inc. [l]	3,971,331	623,022,407

Containers & Packaging (2.2%)
Ball Corp. l Ω	10,297,422	526,610,161

Equity Real Estate Investment Trusts (1.4%)
American Tower Corp.	1,584,989	335,795,770

Food & Staples Retailing (4.1%)
Costco Wholesale Corp. [l]	1,062,873	485,201,525
Sysco Corp.	6,547,694	500,571,206

		985,772,731

Food Products (2.6%)
Mondelez International Inc., Class A [l]	9,368,546	624,413,591

Health Care Equipment & Supplies (3.7%)
Abbott Laboratories	2,438,579	267,731,588
Becton, Dickinson and Co.	2,405,930	611,827,999

		879,559,587

Household Durables (1.9%)
D.R. Horton Inc.	4,998,278	445,546,501

Household Products (3.2%)
The Procter & Gamble Co.	5,039,444	763,778,133

Insurance (2.4%)
Marsh & McLennan Co., Inc. [l]	3,521,857	582,796,896

Interactive Media & Services (5.0%)
Alphabet Inc., Class A [q]	13,438,880	1,185,712,382

Equities	Shares	Market Value ($)

IT Services (7.9%)
Fiserv Inc. [q]	10,047,212	1,015,471,717
Mastercard Inc., Class A	2,511,947	873,479,330

		1,888,951,047

Life Sciences Tools & Services (4.8%)
Danaher Corp.	2,382,889	632,466,398
Thermo Fisher Scientific Inc.	917,511	505,264,133

		1,137,730,531

Machinery (4.3%)
Deere & Co.	2,374,200	1,017,961,992

Professional Services (2.5%)
Verisk Analytics Inc.	3,433,021	605,653,565

Road & Rail (2.6%)
Canadian Pacific Railway Ltd.	8,274,779	617,215,766

Semiconductors & Semiconductor Equipment (6.1%)
Applied Materials Inc.	5,736,114	558,582,781
Micron Technology Inc.	5,166,815	258,237,414
NVIDIA Corp.	1,527,207	223,186,031
Texas Instruments Inc.	2,501,486	413,295,517

		1,453,301,743

Software (14.2%)
Adobe Inc. [q]	1,323,078	445,255,439
Microsoft Corp.	6,672,446	1,600,186,000
Oracle Corp.	8,600,611	703,013,943
Salesforce Inc. [q]	4,911,099	651,162,616

		3,399,617,998

Specialty Retail (1.2%)
The Home Depot Inc. [l]	881,245	278,350,046

Technology Hardware, Storage & Peripherals (2.9%)
Apple Inc.	5,327,965	692,262,492

Wireless Telecommunication Services (2.8%)
T-Mobile US Inc. [q]	4,817,377	674,432,780

Total investment in equities (99.3%) (cost $20,506,585,895)		23,739,385,522

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2022 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	01/14/2023	250,000	249,630
Community Vision Capital & Consulting	0.50%	01/31/2023	250,000	248,767
Self-Help Federal Credit Union	0.40%	02/17/2023	1,000,000	994,849
Self-Help Federal Credit Union	1.50%	10/16/2023	250,000	242,110

				1,735,356

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/17/2022 Participating depository institutions: Chambers Bank, par 238,500; Decatur County Bank, par 238,500; First Commerce Bank, par 46,000; First State Bank of Forsyth, par 24,529; Legacy Bank & Trust Company, par 238,500; Prime Alliance Bank, par 238,500; Texas National Bank of Jacksonville, par 238,500; The Tri-County Bank, par 38,740; United Bank, par 238,500; Waumandee State Bank, par 238,500; West Alabama Bank & Trust, par 221,231; (cost $1,983,736)	0.73%	03/16/2023	2,000,000	1,983,736

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2023	100,000	98,290
BlueHub Loan Fund Inc.	1.00%	04/15/2023	900,000	884,614
New Hampshire Community Loan Fund Inc.	1.00%	07/31/2023	500,000	482,658
Root Capital Inc.	1.00%	02/01/2023	200,000	198,981
Vermont Community Loan Fund Inc.	0.50%	04/15/2023	100,000	98,290

				1,762,833

Time Deposits (0.7%)
Royal Bank of Canada, Toronto	3.69%	01/03/2023	177,815,887	177,815,887

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	4.01%			12,279,240

Total short-term securities (0.7%) (cost $195,577,052)				195,577,052

Total securities (100.0%) (cost $20,702,162,947)				23,934,962,574

Payable upon return of securities loaned (0.0%)				(12,279,240)

Other assets and liabilities (0.0%)				(12,498,678)

Total net assets (100.0%)				23,910,184,656

l This security, or partial position of this security, was on loan at December 31, 2022. The total value of the securities on loan at December 31, 2022 was $12,036,517.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities has been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Growth Equity Fund

Portfolio of Investments as of December 31, 2022

Equities	Shares	Market Value ($)

Automobiles (1.5%)
Stellantis N.V.	11,202	159,068

Biotechnology (1.0%)
Vertex Pharmaceuticals Inc. [q]	369	106,560

Capital Markets (4.4%)
Ares Management Corp., Class A	3,514	240,498
S&P Global Inc.	713	238,812

		479,310

Chemicals (1.0%)
Linde plc	323	105,356

Equity Real Estate Investment Trusts (1.9%)
SBA Communications Corp., Class A	753	211,073

Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	582	265,683

Food Products (2.0%)
Hershey Co.	915	211,887

Health Care Equipment & Supplies (4.2%)
Boston Scientific Corp. [q]	5,157	238,614
Dexcom Inc. [q]	1,889	213,910

		452,524

Health Care Services (2.4%)
UnitedHealth Group Inc.	500	265,090

Hotels, Restaurants & Leisure (5.5%)
Airbnb Inc., Class A [q]	1,256	107,388
Hyatt Hotels Corp., Class A [q]	1,787	161,634
Planet Fitness, Inc., Class A [q]	4,083	321,740

		590,762

Household Durables (1.2%)
D.R. Horton Inc.	1,496	133,354

Household Products (2.0%)
Colgate-Palmolive Co.	2,697	212,497

Interactive Media & Services (4.5%)
Alphabet Inc., Class A [q]	5,456	481,383

Internet (5.9%)
Amazon.com Inc. [q]	7,636	641,424

Equities	Shares	Market Value ($)

IT Services (7.2%)
Cloudflare Inc., Class A [q]	2,433	109,996
EPAM Systems Inc. [q]	484	158,626
Visa Inc.	2,438	506,519

		775,141

Life Sciences Tools & Services (2.9%)
Thermo Fisher Scientific Inc.	576	317,198

Machinery (1.9%)
Deere & Co.	494	211,808

Pharmaceuticals (5.4%)
AstraZeneca plc, ADR	3,905	264,759
Eli Lilly & Co.	862	315,354

		580,113

Professional Services (2.0%)
Verisk Analytics Inc.	1,201	211,881

Road & Rail (2.9%)
Canadian Pacific Railway Ltd.	2,826	210,791
Old Dominion Freight Line Inc.	370	104,999

		315,790

Semiconductors & Semiconductor Equipment (8.8%)
Advanced Micro Devices Inc. [q]	3,294	213,352
Applied Materials Inc.	1,646	160,287
ASML Holding NV, ADR	289	157,910
NVIDIA Corp.	1,467	214,387
Taiwan Semiconductor Manufacturing Co., ADR	2,825	210,434

		956,370

Software (20.0%)
Microsoft Corp.	4,466	1,071,036
Procore Technologies Inc. [q]	6,177	291,431
PTC Inc. [q]	2,637	316,545
Salesforce Inc. [q]	1,223	162,158
ServiceNow Inc. [q]	414	160,744
Workday Inc., Class A [q]	962	160,972

		2,162,886

Technology Hardware, Storage & Peripherals (5.5%)
Apple Inc.	4,543	590,272

Textiles, Apparel & Luxury Goods (1.0%)
Nike Inc., Class B	911	106,596

Total investment in equities (97.6%) (cost $10,584,320)		10,544,026

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Growth Equity Fund

Portfolio of Investments as of December 31, 2022 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Time Deposits (100.2%)
Sumitomo, Tokyo	3.69%	01/03/2023	10,823,100	10,823,100

Total short-term securities (100.2%) (cost $10,823,100)				10,823,100

Total securities (197.8%) (cost $21,407,420)				21,367,126

Other assets and liabilities (-97.8%)				(10,566,566)

Total net assets (100.0%)				10,800,560

N.V. Naamloze Vennootschap
q This security is non-income producing.

plc Public Limited Company
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Value Equity Fund

Portfolio of Investments as of December 31, 2022

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.1%)
FedEx Corp.	551,180	95,464,376

Banks (5.1%)
Bank of America Corp.	3,000,000	99,360,000
Citigroup Inc.	1,502,553	67,960,472
Signature Bank	584,113	67,301,500

		234,621,972

Biotechnology (11.0%)
Biogen Inc. [q]	305,808	84,684,351
BioMarin Pharmaceutical Inc. [q]	832,295	86,134,210
Gilead Sciences Inc.	1,738,122	149,217,774
Moderna Inc. [q]	644,208	115,712,641
Vertex Pharmaceuticals Inc. [q]	239,912	69,281,787

		505,030,763

Capital Markets (9.1%)
S&P Global Inc.	331,514	111,037,299
The Bank of New York Mellon Corp.	2,444,145	111,257,480
The Charles Schwab Corp.	2,360,908	196,569,200

		418,863,979

Chemicals (1.1%)
International Flavors & Fragrances Inc.	482,811	50,617,905

Communications Equipment (2.6%)
Cisco Systems Inc.	2,517,772	119,946,658

Consumer Finance (3.5%)
American Express Co.	642,639	94,949,912
Capital One Financial Corp.	700,000	65,072,000

		160,021,912

Containers & Packaging (2.0%)
Ball Corp. Ω	1,794,980	91,795,277

Diversified Telecommunication Services (3.0%)
Verizon Communications Inc.	3,521,415	138,743,751

Equity Real Estate Investment Trusts (2.3%)
Simon Property Group Inc.	913,815	107,354,986

Food & Staples Retailing (3.3%)
Sysco Corp.	1,975,976	151,063,365

Health Care Equipment & Supplies (1.7%)
Align Technology Inc. [q]	367,474	77,500,267

Household Durables (2.9%)
D.R. Horton Inc.	1,522,562	135,721,177

Insurance (2.6%)
The Progressive Corp.	911,671	118,252,846

Interactive Media & Services (1.5%)
Alphabet Inc., Class A q	800,000	70,584,000

Equities	Shares	Market Value ($)

IT Services (10.2%)
Accenture plc, Class A	346,720	92,518,765
Amdocs Ltd.	1,048,646	95,321,921
Global Payments Inc.	1,128,745	112,106,953
Mastercard Inc., Class A	300,000	104,319,000
Paychex Inc.	555,898	64,239,573

		468,506,212

Life Sciences Tools & Services (2.6%)
Agilent Technologies Inc.	796,434	119,186,348

Machinery (5.1%)
Cummins Inc. [l]	455,464	110,354,373
Deere & Co.	287,730	123,367,115

		233,721,488

Media (2.6%)
Comcast Corp., Class A	3,428,863	119,907,339

Multiline Retail (2.0%)
Target Corp.	630,045	93,901,907

Pharmaceuticals (4.7%)
Merck & Co., Inc.	1,931,707	214,322,892

Road & Rail (2.0%)
Union Pacific Corp.	436,475	90,380,878

Semiconductors & Semiconductor Equipment (2.1%)
Applied Materials Inc.	222,448	21,661,986
Micron Technology Inc.	1,549,823	77,460,154

		99,122,140

Software (4.3%)
Microsoft Corp.	369,967	88,725,486
Oracle Corp.	1,358,062	111,007,988

		199,733,474

Specialty Retail (3.6%)
Ross Stores Inc.	979,200	113,655,744
The Gap Inc.	4,729,419	53,347,846

		167,003,590

Technology Hardware, Storage & Peripherals (3.0%)
Apple Inc.	468,300	60,846,219
Western Digital Corp.	2,400,464	75,734,639

		136,580,858

Textiles, Apparel & Luxury Goods (1.3%)
VF Corp.	2,124,793	58,665,535

Trading Companies & Distributors (1.4%)
W.W. Grainger Inc.	115,186	64,072,213

Total investment in equities (98.6%) (cost $4,052,164,784)		4,540,688,108

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Value Equity Fund

Portfolio of Investments as of December 31, 2022 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	10/06/2023	250,000	242,384
Community Vision Capital & Consulting	0.50%	03/31/2023	250,000	246,343
Self-Help Federal Credit Union	0.40%	02/25/2023	250,000	248,493

				737,220

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/17/2022 Participating depository institutions: Chambers Bank, par 23,000; Legacy Bank & Trust Company, par 238,500; Prime Alliance Bank, par 238,500; (cost $495,794)	0.73%	03/16/2023	500,000	495,794

Community Development Loans (0.0%) a
Root Capital Inc.	1.00%	02/01/2023	100,000	99,490

Time Deposits (1.3%)
ANZ, London	3.69%	01/03/2023	60,331,933	60,331,933

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	4.01%			147,960

Total short-term securities (1.3%) (cost $61,812,397)				61,812,397

Total securities (99.9%) (cost $4,113,977,181)				4,602,500,505

Payable upon return of securities loaned (0.0%)				(147,960)

Other assets and liabilities (0.1%)				3,921,552

Total net assets (100.0%)				4,606,274,097

q This security is non-income producing.
Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.
l This security, or partial position of this security, was on loan at December 31, 2022. The total value of the securities on loan at December 31, 2022 was $145,038.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2022

Equities	Shares	Market Value ($)

Air Freight & Logistics (3.7%)
C.H. Robinson Worldwide Inc.	2,426,867	222,203,943

Banks (3.5%)
First Republic Bank, Class A	1,120,673	136,598,832
Signature Bank	651,384	75,052,464

		211,651,296

Biotechnology (2.3%)
BioMarin Pharmaceutical Inc. [q]	1,363,955	141,155,703

Capital Markets (4.0%)
Cboe Global Markets Inc.	1,947,431	244,344,168

Chemicals (2.7%)
PPG Industries Inc.	1,296,499	163,021,784

Commercial Services & Supplies (2.5%)
Republic Services Inc.	1,177,627	151,902,107

Containers & Packaging (2.5%)
Ball Corp. Ω	2,929,547	149,817,034

Electric Utilities (2.4%)
IDACORP Inc.	1,337,354	144,233,629

Electronic Equipment, Instruments & Components (2.1%)
Trimble Inc. [q]	2,468,198	124,792,091

Equity Real Estate Investment Trusts (3.8%)
Alexandria Real Estate Equities Inc.	431,695	62,885,011
SBA Communications Corp., Class A	592,707	166,141,699

		229,026,710

Food & Staples Retailing (6.4%)
Grocery Outlet Holding Corp. q Ω	5,133,018	149,832,795
Sysco Corp.	3,085,263	235,868,356

		385,701,151

Health Care Equipment & Supplies (4.7%)
Hologic Inc. [q]	3,786,427	283,262,602

Household Durables (3.3%)
D.R. Horton Inc.	2,269,201	202,276,577

IT Services (5.2%)
Broadridge Financial Solutions Inc.	1,087,400	145,852,962
Jack Henry & Associates Inc.	967,181	169,798,296

		315,651,258

Equities	Shares	Market Value ($)

Life Sciences Tools & Services (5.6%)
Agilent Technologies Inc.	1,197,216	179,163,374
IQVIA Holdings Inc. [q]	786,864	161,220,565

		340,383,939

Machinery (13.0%)
CNH Industrial N.V.	14,577,180	234,109,511
Otis Worldwide Corp.	3,319,482	259,948,635
Pentair plc	2,296,917	103,315,327
Xylem Inc.	1,699,315	187,893,260

		785,266,733

Professional Services (6.1%)
CoStar Group Inc. [q]	1,930,334	149,176,212
Verisk Analytics Inc.	1,267,461	223,605,470

		372,781,682

Semiconductors & Semiconductor Equipment (3.5%)
KLA Corp.	396,621	149,538,016
Lam Research Corp.	155,029	65,158,689

		214,696,705

Software (11.0%)
Ansys Inc. [q]	415,088	100,281,110
Autodesk Inc. [q]	770,926	144,062,942
Roper Technologies Inc.	380,167	164,266,359
Synopsys Inc. [q]	214,487	68,483,554
Workday Inc., Class A [q]	1,157,030	193,605,830

		670,699,795

Specialty Retail (5.3%)
Burlington Stores Inc. [q]	535,924	108,663,950
O’Reilly Automotive Inc. [q]	254,034	214,412,317

		323,076,267

Technology Hardware, Storage & Peripherals (0.9%)
Western Digital Corp. [q]	1,809,424	57,087,327

Textiles, Apparel & Luxury Goods (1.9%)
Levi Strauss & Co., Class A [l]	3,467,865	53,821,265
VF Corp.	2,162,672	59,711,374

		113,532,639

Transportation Infrastructure (3.0%)
Avantor Inc. [q]	8,752,391	184,587,926

Total investment in equities (99.2%) (cost $5,845,537,894)		6,031,153,066

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2022 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.30%	03/27/2023	250,000	246,877
Beneficial State Bank	0.30%	04/25/2023	250,000	247,671
Citizens Trust Bank	0.05%	01/14/2023	250,000	249,630
Self-Help Federal Credit Union	0.40%	02/17/2023	250,000	248,712

				992,890

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2023	300,000	294,871

Time Deposits (0.8%)
ANZ, London	3.69%	01/03/2023	6,058,779	6,058,779
BBVA, Madrid	3.69%	01/03/2023	22,423,384	22,423,384
Royal Bank of Canada, Toronto	3.69%	01/03/2023	22,184,113	22,184,113

				50,666,276

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	4.01%			8,648,213

Total short-term securities (1.0%) (cost $60,602,250)				60,602,250

Total securities (100.2%) (cost $5,906,140,144)				6,091,755,316

Payable upon return of securities loaned (-0.1%)				(8,648,213)

Other assets and liabilities (-0.1%)				(5,901,970)

Total net assets (100.0%)				6,077,205,133

q  This security is non-income producing.

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.

l This security, or partial position of this security, was on loan at December 31, 2022. The total value of the securities on loan at December 31, 2022 was $8,459,737.

a  Market value adjustments have been applied to these securities to reflect potential early withdrawal.
Such securities have been classified as level 3.

N.V. Naamloze Vennootschap

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2022

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.0%)
C.H. Robinson Worldwide Inc.	142,146	13,014,888

Banks (1.3%)
Signature Bank	74,090	8,536,650

Biotechnology (2.2%)
BioMarin Pharmaceutical Inc. [q]	142,279	14,724,454

Capital Markets (2.0%)
Morningstar Inc.	60,210	13,040,884

Chemicals (2.1%)
Nutrien Ltd.	188,197	13,744,027

Commercial Services & Supplies (2.1%)
Cintas Corp.	30,581	13,810,991

Distributors (4.1%)
Pool Corp.	89,405	27,029,814

Health Care Equipment & Supplies (7.0%)
Align Technology Inc. [q]	98,807	20,838,396
IDEXX Laboratories Inc. [q]	62,395	25,454,664

		46,293,060

Health Care Technology (4.6%)
Veeva Systems Inc., Class A q	188,042	30,346,218

Hotels, Restaurants & Leisure (2.1%)
Hilton Worldwide Holdings Inc.	108,531	13,713,977

Insurance (2.2%)
The Progressive Corp.	113,566	14,730,646

Internet & Direct Marketing Retail (3.3%)
MercadoLibre Inc. [q]	25,730	21,773,755

IT Services (5.4%)
Block Inc., Class A q	319,369	20,069,148
Broadridge Financial Solutions Inc.	115,119	15,440,911

		35,510,059

Life Sciences Tools & Services (7.6%)
Agilent Technologies Inc.	175,788	26,306,674
Illumina Inc. [q]	117,499	23,758,298

		50,064,972

Media (1.9%)
The Trade Desk Inc., Class A q	285,430	12,795,827

Equities	Shares	Market Value ($)

Professional Services (9.1%)
CoStar Group Inc. [q]	214,800	16,599,744
Equifax Inc.	72,957	14,179,922
Thomson Reuters Corp. [l]	133,264	15,201,424
Verisk Analytics Inc.	78,937	13,926,066

		59,907,156

Road & Rail (2.3%)
Old Dominion Freight Line Inc.	53,308	15,127,744

Semiconductors & Semiconductor Equipment (9.0%)
KLA Corp.	42,973	16,202,110
Lam Research Corp.	34,141	14,349,462
Monolithic Power Systems Inc.	39,450	13,949,915
Teradyne Inc.	165,728	14,476,341

		58,977,828

Software (24.0%)
Ansys Inc. [q]	84,527	20,420,878
Cadence Design Systems Inc. [q]	64,017	10,283,691
Five9 Inc. [q]	225,571	15,307,248
Fortinet Inc. [q]	548,169	26,799,982
Guidewire Software Inc. [q]	362,966	22,707,153
Splunk Inc. [q]	345,930	29,781,114
Synopsys Inc. [q]	31,644	10,103,613
Workday Inc., Class A q	133,563	22,349,097

		157,752,776

Specialty Retail (3.4%)
O’Reilly Automotive Inc. [q]	26,154	22,074,761

Technology Hardware, Storage & Peripherals (1.8%)
Western Digital Corp. [q]	380,640	12,009,192

Total investment in equities (99.5%) (cost $603,227,354)		654,979,679

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2022 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Beneficial State Bank	0.30%	01/15/2023	250,000	249,602
Citizens Trust Bank	0.05%	01/14/2023	200,000	199,704

				449,306

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/17/2022 Participating depository institutions: Chambers Bank, par 23,000; Legacy Bank & Trust Company, par 238,500; Prime Alliance Bank, par 238,500; (cost $495,934)	0.73%	03/16/2023	500,000	495,934

Community Development Loans (0.1%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2023	100,000	98,290
BlueHub Loan Fund Inc.	1.00%	04/15/2023	100,000	98,290
Root Capital Inc.	1.00%	02/01/2023	100,000	99,491
Vermont Community Loan Fund Inc.	0.50%	10/15/2023	100,000	95,282

				391,353

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	4.01%			6,927,690

Total short-term securities (1.4%) (cost $8,264,283)				8,264,283

Total securities (100.9%) (cost $611,491,637)				663,243,962

Payable upon return of securities loaned (-1.1%)				(6,927,690)

Other assets and liabilities (0.2%)				2,169,570

Total net assets (100.0%)				658,485,842

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2022. The total value of the securities on loan at December 31, 2022 was $6,789,420.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2022

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Banks (1.5%)
First Republic Bank	4.50%	12/31/2026	250,000	4,315,000

Capital Markets (2.2%)
Morgan Stanley [l]	4.25%	01/15/2027	240,000	4,123,200
The Charles Schwab Corp. [l]	4.45%	06/01/2026	107,835	1,994,948

				6,118,148

Consumer Finance (0.5%)
Capital One Financial Corp. [l]	5.00%	12/01/2024	50,000	900,000
Capital One Financial Corp. [l]	4.63%	12/01/2025	22,285	389,965

				1,289,965

Equity Real Estate Investment Trusts (2.3%)
Digital Realty Trust Inc. [l]	5.20%	10/10/2024	114,608	2,316,228
Public Storage	3.88%	10/06/2025	40,000	650,800
Public Storage [l]	4.00%	06/16/2026	140,549	2,337,330
Public Storage	4.10%	01/13/2027	70,000	1,195,600

				6,499,958

Total investment in preferred stocks (6.5%) (cost $24,635,704)				18,223,071

Convertible Bonds			Principal Amount ($)

Electrical Equipment (0.7%)
Sunrun Inc.	0.00%	02/01/2026	2,800,000	1,934,800

Total investment in convertible bonds (0.7%) (cost $2,323,269)				1,934,800

Corporate Bonds

Air Freight & Logistics (2.5%)
C.H. Robinson Worldwide Inc.	4.20%	04/15/2028	4,000,000	3,784,199
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,650,498
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,485,420

				6,920,117

Airlines (2.6%)
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	4,130,952	4,126,507
Alaska Airlines 2020-1, Class A	4.80%	08/15/2027	132,198	125,963
Southwest Airlines Co.	5.13%	06/15/2027	3,000,000	2,966,132

				7,218,602

Auto Components (1.3%)
APTIV plc	2.40%	02/18/2025	1,000,000	943,648
APTIV plc	5.40%	03/15/2049	2,000,000	1,708,695
APTIV plc	4.15%	05/01/2052	1,500,000	1,087,028

				3,739,371

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2022 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Banks (2.0%)
Bank of America Corp.	1.53%	12/06/2025	2,000,000	1,845,769
Citigroup Inc.	2.01%	01/25/2026	4,000,000	3,709,572

				5,555,341

Biotechnology (0.6%)
Gilead Sciences Inc.	4.80%	04/01/2044	1,750,000	1,613,344

Building Products (1.4%)
Masco Corp.	3.50%	11/15/2027	3,000,000	2,783,291
Masco Corp.	4.50%	05/15/2047	1,500,000	1,180,610

				3,963,901

Capital Markets (0.5%)
The Charles Schwab Corp.	3.75%	04/01/2024	1,500,000	1,477,106

Chemicals (0.6%)
The Sherwin-Williams Co.	4.50%	06/01/2047	2,000,000	1,691,084

Consumer Finance (3.8%)
American Express Co.	4.05%	05/03/2029	4,000,000	3,816,966
Capital One Financial Corp.	2.62%	11/02/2032	3,000,000	2,307,435
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,378,687
Discover Financial Services	4.10%	02/09/2027	1,000,000	941,114

				10,444,202

Containers & Packaging (1.6%)
Ball Corp.	4.88%	03/15/2026	4,500,000	4,360,952

Electronic Equipment, Instruments & Components (1.4%)
Trimble Inc.	4.90%	06/15/2028	4,000,000	3,842,001

Equity Real Estate Investment Trusts (5.9%)
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,750,000	2,882,498
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,492,081
American Tower Corp.	2.40%	03/15/2025	2,000,000	1,881,958
American Tower Corp.	2.70%	04/15/2031	2,250,000	1,837,118
Digital Realty Trust Inc.	3.60%	07/01/2029	1,000,000	895,400
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,940,386
Regency Centers LP	4.40%	02/01/2047	2,400,000	1,855,646
SBA Communications Corp.	3.88%	02/15/2027	4,000,000	3,613,554

				16,398,641

Food & Staples Retailing (1.8%)
Sysco Corp.	2.40%	02/15/2030	6,000,000	5,001,546

Food Products (1.5%)
McCormick & Co., Inc.	2.50%	04/15/2030	5,000,000	4,181,424

Health Care Equipment & Supplies (1.2%)
Becton, Dickinson and Co.	3.36%	06/06/2024	2,000,000	1,954,470
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,345,994

				3,300,464

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2022 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Hotels, Restaurants & Leisure (1.1%)
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,186,660

Household Products (0.9%)
The Clorox Co.	1.80%	05/15/2030	3,050,000	2,435,700

Industrial Conglomerates (1.1%)
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,039,666

Insurance (1.4%)
Marsh & McLennan Co., Inc.	3.50%	03/10/2025	2,750,000	2,670,343
Marsh & McLennan Co., Inc.	4.35%	01/30/2047	1,500,000	1,267,457

				3,937,800

Interactive Media & Services (0.7%)
Alphabet Inc.	1.10%	08/15/2030	1,500,000	1,178,869
Alphabet Inc.	2.05%	08/15/2050	1,500,000	883,324

				2,062,193

Internet & Direct Marketing Retail (1.0%)
Booking Holdings Inc.	4.63%	04/13/2030	3,000,000	2,904,759

IT Services (1.3%)
Fiserv Inc.	3.85%	06/01/2025	2,500,000	2,426,653
Fiserv Inc.	4.40%	07/01/2049	1,500,000	1,226,208

				3,652,861

Life Sciences Tools & Services (1.5%)
Agilent Technologies Inc.	2.75%	09/15/2029	4,750,000	4,106,701

Machinery (4.1%)
CNH Industrial Capital LLC	1.45%	07/15/2026	4,500,000	3,975,756
Pentair Finance SA	4.50%	07/01/2029	4,500,000	4,176,622
Xylem Inc.	2.25%	01/30/2031	4,000,000	3,254,672

				11,407,050

Media (1.5%)
Comcast Corp.	4.25%	10/15/2030	3,000,000	2,877,696
NBC Universal Media LLC	4.45%	08/13/2043	1,500,000	1,329,262

				4,206,958

Multiline Retail (1.0%)
Macy’s Retail Holdings LLC [l]	5.88%	04/01/2029	3,000,000	2,656,209

Road & Rail (1.6%)
Kansas City Southern	2.88%	11/15/2029	3,000,000	2,598,920
Kansas City Southern	4.70%	05/01/2048	2,000,000	1,733,621

				4,332,541

Semiconductors & Semiconductor Equipment (2.2%)
Micron Technology Inc.	2.70%	04/15/2032	5,000,000	3,769,118
Qorvo Inc.	3.38%	04/01/2031	3,000,000	2,410,317

				6,179,435

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2022 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Software (4.2%)
Autodesk Inc.	2.85%	01/15/2030	1,250,000	1,078,372
Autodesk Inc.	2.40%	12/15/2031	3,500,000	2,813,886
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	3,909,786
Oracle Corp.	6.13%	07/08/2039	4,000,000	3,993,209

				11,795,253

Specialty Retail (3.4%)
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	2,882,754
O’Reilly Automotive Inc.	4.20%	04/01/2030	4,000,000	3,784,558
Ross Stores Inc.	4.80%	04/15/2030	3,000,000	2,843,360

				9,510,672

Textiles, Apparel & Luxury Goods (2.5%)
Hanesbrands Inc.	4.88%	05/15/2026	4,500,000	4,021,069
VF Corp.	6.00%	10/15/2033	2,000,000	1,972,754
VF Corp.	6.45%	11/01/2037	1,000,000	1,010,603

				7,004,426

Transportation Infrastructure (1.3%)
Avantor Funding Inc.	4.63%	07/15/2028	4,000,000	3,634,560

Wireless Telecommunication Services (1.3%)
T-Mobile USA Inc.	2.25%	02/15/2026	1,500,000	1,364,024
T-Mobile USA Inc.	4.38%	04/15/2040	2,500,000	2,145,244

				3,509,268

Total investment in corporate bonds (60.8%) (cost $191,796,144)				169,270,808

Supranational Bonds
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,881,315
European Investment Bank [l]	1.63%	10/09/2029	2,000,000	1,715,560
European Investment Bank	0.75%	09/23/2030	2,000,000	1,574,149
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	3,867,920
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,107,498
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,609,400

Total investment in supranational bonds (6.7%) (cost $21,126,291)				18,755,842

U.S. Government Agency Bonds
Fannie Mae	0.88%	12/18/2026	5,000,000	4,378,922
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,862,522
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,507,067
Federal Home Loan Bank	2.75%	06/29/2027	4,000,000	3,861,580
Federal Home Loan Bank	3.00%	06/30/2027	4,000,000	3,847,125
Freddie Mac	0.80%	10/28/2026	4,000,000	3,492,294

Total investment in U.S. government agency bonds (8.6%) (cost $24,931,345)				23,949,510

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2022 (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,953,125
U.S. Treasury	2.13%	03/31/2024	2,000,000	1,938,125
U.S. Treasury	2.00%	05/31/2024	1,000,000	963,828
U.S. Treasury	2.50%	05/31/2024	4,000,000	3,882,187
U.S. Treasury	1.75%	06/30/2024	2,000,000	1,917,266
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,882,812
U.S. Treasury	1.50%	11/30/2024	2,000,000	1,893,594
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,856,211
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,813,203
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,842,148
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,789,219
U.S. Treasury	1.88%	07/31/2026	4,000,000	3,703,750
U.S. Treasury	3.25%	05/15/2042	5,000,000	4,413,281
U.S. Treasury	2.00%	02/15/2050	4,000,000	2,667,188
U.S. Treasury	1.25%	05/15/2050	2,500,000	1,359,668
U.S. Treasury	1.88%	11/15/2051	4,000,000	2,559,062
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,256,670	1,207,802
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,422,520	1,423,057
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,592,420	2,091,624

Total investment in U.S. government treasury bonds (15.9%) (cost $49,696,391)				44,157,150

Total investment in long-term securities (99.2%) (cost $314,509,144)				276,291,181

Short-Term Securities

Certificates of Deposit (0.2%) a
Beneficial State Bank	1.10%	10/23/2023	250,000	241,529
Citizens Trust Bank	0.05%	10/06/2023	250,000	242,384

				483,913

Time Deposits (0.1%)
BBVA, Madrid	3.69%	01/03/2023	294,415	294,415

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2022 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (2.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	4.01%			5,779,448

Total short-term securities (2.4%) (cost $6,557,776)				6,557,776

Total securities (101.6%) (cost $321,066,920)				282,848,957

Payable upon return of securities loaned (-2.1%)				(5,779,448)

Other assets and liabilities (0.5%)				1,355,814

Total net assets (100.0%)				278,425,323

l This security, or partial position of this security, was on loan at December 31, 2022. The total value of the securities on loan at December 31, 2022 was $5,536,179.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
LLC Limited Liability Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

THIS PAGE LEFT INTENTIONALLY BLANK

Annual Report • 2022

Statement of Assets and Liabilities

December 31, 2022

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund

Assets

Investments in stocks and bonds, at market value – Unaffiliated (cost $19,648,139,828, $10,584,320, $3,943,386,109, $5,453,073,989, $603,227,354, $314,509,144)	$23,212,775,361	$10,544,026	$4,448,892,831

Investments in stocks, at market value – Affiliated

(cost of $858,446,067, $0, $108,778,675, $392,463,905, $0, $0)	526,610,161	–	91,795,277

Investments in short-term securities

(at cost which approximates market value)	195,577,052	10,823,100	61,812,397

Cash	219,784	3,316	263,513

Receivables

Investment securities sold	500,000	–	–

Dividends and interest	27,100,884	–	4,381,003

Capital shares sold	24,850,343	15,000	6,614,623

Due from Parnassus Investments	–	27,588	–

Offering Costs	–	60,803	–

Other assets	473,594	–	212,039

Total assets	$23,988,107,179	$21,473,833	$4,613,971,683

Liabilities

Payable upon return of loaned securities	12,279,240	–	147,960

Payable for investment securities purchased	22,750,281	10,584,319	–

Capital shares redeemed	26,573,917	–	4,393,280

Fees payable to Parnassus Investments	12,298,907	–	2,547,370

Offering Costs	–	60,803	–

Accounts payable and accrued expenses	4,020,178	28,151	608,976

Total liabilities	$77,922,523	$10,673,273	$7,697,586

Net assets	$23,910,184,656	$10,800,560	$4,606,274,097

Net assets consist of

Capital paid-in	20,340,833,201	10,838,100	4,142,296,670

Total Distributable Earnings	3,569,351,455	(37,540)	463,977,427

Total net assets	$23,910,184,656	$10,800,560	$4,606,274,097

Net asset value and offering per share

Net assets investor shares	$11,173,976,717	$227,359	$3,088,000,964

Net assets institutional shares	$12,736,207,939	$10,573,201	$1,518,273,133

Shares outstanding investor shares	238,162,070	15,211	68,206,154

Shares outstanding institutional shares	270,813,306	707,333	33,470,916

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$46.92	$14.95	$45.27

Institutional shares	$47.03	$14.95	$45.36

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$5,731,503,237	$654,979,679	$276,291,181

299,649,829	–	–

60,602,250	8,264,283	6,557,776

256,653	–	5,353

–	3,986,969	–

3,914,254	377,786	2,209,517

5,044,538	100,968	318,198

–	–	–

234,736	39,221	28,852

$6,101,205,497	$667,748,906	$285,410,877

8,648,213	6,927,690	5,779,448

–	–	–

10,587,140	1,497,263	936,000

3,969,869	385,982	91,970

795,142	452,129	178,136

$24,000,364	$9,263,064	$6,985,554

$6,077,205,133	$658,485,842	$278,425,323

5,816,293,966	605,548,934	352,278,902

260,911,167	52,936,908	(73,853,579)

$6,077,205,133	$658,485,842	$278,425,323

$1,974,197,946	$514,193,389	$132,390,875

$4,103,007,187	$144,292,453	$146,034,448

58,274,232	12,162,361	9,194,149

120,597,153	3,401,566	10,137,954

$33.88	$42.28	$14.40

$34.02	$42.42	$14.40

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Statement of Operations

Year Ended December 31, 2022

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund*	Parnassus Value Equity Fund

Investment income

Dividends – Unaffiliated	$324,482,660	$–	$96,485,888

Dividends – Affiliated	6,891,283	–	615,765

Interest	3,365,032	3,316	963,870

Securities lending	3,821	–	8,980

Other income	2,514	–	12

Foreign withholding tax	(853,766)	–	(619,558)

Total investment income	$333,891,544	$3,316	$97,454,957

Expenses

Investment advisory fees	153,199,903	665	32,297,742

Transfer agent fees

Investor shares	138,455	197	92,590

Institutional shares	56,776	84	36,183

Fund administration	8,299,759	28	1,502,888

Service provider fees	29,056,486	99	6,793,629

Reports to shareholders	896,762	4	235,778

Registration fees and expenses	799,224	411	264,818

Custody fees	560,983	38	100,895

Overdraft charges	6	–	179

Professional fees	408,672	26,503	117,571

Trustee fees and expenses	788,201	2	141,686

Proxy voting fees	4,216	35	4,216

Pricing service fees	7,709	70	7,081

Amortization of offering costs	–	504	–

Other expenses	275,292	203	61,389

Total expenses	$194,492,444	$28,843	$41,656,645

Fees waived and expenses reimbursed by Parnassus Investments	(4,447,398)	(28,281)	(2,403,884)

Net expenses	$190,045,046	$562	$39,252,761

Net investment gain (loss)	$143,846,498	$2,754	$58,202,196

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions – Unaffiliated	1,867,100,477	–	35,137,344

Net realized gain from securities transactions – Affiliated	–	–	–

Net change in depreciation of securities – Unaffiliated	(7,600,501,581)	(40,294)	(860,336,096)

Net change in depreciation of securities – Affiliated	(353,900,330)	–	(16,983,398)

Net realized and loss on securities	$(6,087,301,434)	$(40,294)	$(842,182,150)

Net (decrease) in net assets resulting from operations	$(5,943,454,936)	$(37,540)	$(783,979,954)

* For the period December 28, 2022 (commencement of operations) through December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$69,883,527	$3,524,095	$1,277,505

1,957,179	–	–

1,551,294	88,466	10,289,739

14,520	7,561	46,723

–	–	1,939

–	(110,888)	–

$73,406,520	$3,509,234	$11,615,906

49,247,817	4,885,806	1,788,094

71,237	113,534	60,951

38,986	31,664	26,912

2,153,788	243,660	116,006

4,943,038	618,429	372,971

471,207	54,872	29,347

237,961	41,720	55,228

145,350	25,127	13,145

2	1,291	22,643

159,443	64,003	91,721

209,967	24,827	11,743

4,216	4,216	–

7,081	7,709	10,052

91,030	19,711	17,247

$57,781,123	$6,136,569	$2,616,060

(541,315)	(32,972)	(508,886)

$57,239,808	$6,103,597	$2,107,174

$16,166,712	$(2,594,363)	$9,508,732

199,052,527	3,188,644	(35,802,352)

16,734,098	–	–

(1,996,321,042)	(368,643,831)	(38,807,198)

(85,452,735)	–	–

$(1,865,987,152)	$(365,455,187)	$(74,609,550)

$(1,849,820,440)	$(368,049,550)	$(65,100,818)

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Statement of Changes in Net Assets

December 31, 2022

	Parnassus Core Equity Fund		Parnassus Growth Equity Fund*	Parnassus Value Equity Fund

	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2022	Year Ended December 31, 2022	Year Ended December 31, 2021

Investment income from operations

Net investment income (loss)	$143,846,498	$138,167,546	$2,754	$58,202,196	$58,467,451

Net realized gain (loss) from securities transactions	1,867,100,477	3,440,522,820	–	35,137,344	886,558,141

Net change in unrealized appreciation (depreciation) of securities	(7,954,401,911)	3,207,209,938	(40,294)	(877,319,494)	149,668,136

Increase (decrease) in net assets resulting from operations	$(5,943,454,936)	$6,785,900,304	$(37,540)	$(783,979,954)	$1,094,693,728

Net Dividends and Distributions

Investor shares	(1,063,382,998)	(1,124,095,200)	–	(87,532,175)	(552,036,842)

Institutional shares	(1,229,863,098)	(1,264,690,424)	–	(45,464,453)	(257,959,199)

Distributions to shareholders	$(2,293,246,096)	$(2,388,785,624)	$–	$(132,996,628)	$(809,996,041)

Capital share transactions

Investor shares

Proceeds from sale of shares	1,684,009,933	3,279,423,913	228,100	922,242,432	1,661,157,634

Reinvestment of dividends	1,055,480,341	1,115,694,721	–	85,655,409	540,561,652

Shares repurchased	(3,080,145,758)	(3,141,097,303)	–	(1,060,581,455)	(867,217,743)

Institutional shares

Proceeds from sale of shares	3,464,885,127	5,321,855,986	10,610,000	640,221,131	864,725,875

Reinvestment of dividends	1,156,364,998	1,195,899,155	–	39,704,163	222,339,635

Shares repurchased	(4,409,107,220)	(3,120,811,790)	–	(527,400,325)	(546,788,818)

Increase (decrease) in net assets from capital share transactions	(128,512,579)	4,650,964,682	10,838,100	99,841,355	1,874,778,235

Increase (decrease) in net assets	$(8,365,213,611)	$9,048,079,362	$10,800,560	$(817,135,227)	$2,159,475,922

Net Assets

Beginning of year	32,275,398,267	23,227,318,905	–	5,423,409,324	3,263,933,402

End of year	$23,910,184,656	$32,275,398,267	$10,800,560	$4,606,274,097	$5,423,409,324

Shares issued and redeemed

Investor shares

Shares sold	30,748,073	54,530,876	15,211	18,748,816	28,514,590

Shares issued through dividend reinvestment	22,093,827	17,781,833	–	1,872,787	10,130,820

Shares repurchased	(57,642,786)	(51,275,316)	–	(22,174,796)	(15,219,176)

Institutional shares

Shares sold	64,432,059	87,181,440	707,333	13,135,857	14,978,374

Shares issued through dividend reinvestment	24,111,161	19,022,124	–	866,137	4,154,741

Shares repurchased	(83,199,326)	(51,344,754)	–	(11,114,470)	(9,756,673)

Net increase (decrease) in shares outstanding

Investor shares	(4,800,886)	21,037,393	15,211	(1,553,193)	23,426,234

Institutional shares	5,343,894	54,858,810	707,333	2,887,524	9,376,442

* For the period December 28, 2022 (commencement of operations) through December 31, 2022.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Parnassus Mid Cap Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund

Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

$16,166,712	$4,040,396	$(2,594,363)	$(5,597,762)	$9,508,732	$7,747,952

215,786,625	835,897,984	3,188,644	37,428,313	(35,802,352)	1,883,786

(2,081,773,777)	368,914,589	(368,643,831)	68,858,447	(38,807,198)	(17,414,694)

$(1,849,820,440)	$1,208,852,969	$(368,049,550)	$100,688,998	$(65,100,818)	$(7,782,956)

(90,530,856)	(147,893,870)	(6,443,963)	(38,686,277)	(4,251,030)	(5,605,237)

(194,470,220)	(256,103,542)	(1,818,430)	(10,348,642)	(5,125,915)	(5,579,620)

$(285,001,076)	$(403,997,412)	$(8,262,393)	$(49,034,919)	$(9,376,945)	$(11,184,857)

343,752,129	687,749,671	25,983,826	54,745,547	39,065,460	73,706,524

88,137,712	144,188,004	6,311,410	37,879,356	4,151,519	5,515,260

(867,049,543)	(728,502,618)	(103,716,081)	(112,975,604)	(105,655,203)	(71,565,611)

1,219,382,258	1,609,227,384	21,164,586	40,774,936	64,854,293	133,304,722

177,295,790	229,884,988	1,705,879	9,716,261	4,846,523	5,329,319

(1,423,274,318)	(1,034,241,664)	(34,512,918)	(43,015,695)	(118,479,198)	(60,369,485)

(461,755,972)	908,305,765	(83,063,298)	(12,875,199)	(111,216,606)	85,920,729

$(2,596,577,488)	$1,713,161,322	$(459,375,241)	$38,778,880	$(185,694,369)	$66,952,916

8,673,782,621	6,960,621,299	1,117,861,083	1,079,082,203	464,119,692	397,166,776

$6,077,205,133	$8,673,782,621	$658,485,842	$1,117,861,083	$278,425,323	$464,119,692

9,136,788	15,877,053	533,258	850,740	2,499,176	4,209,187

2,594,554	3,279,874	145,223	570,677	274,893	317,811

(23,275,400)	(16,755,599)	(2,201,082)	(1,736,441)	(6,964,796)	(4,104,512)

32,463,732	37,023,585	425,678	629,735	4,201,123	7,637,163

5,186,746	5,206,556	39,126	146,083	320,930	307,061

(38,630,488)	(23,688,462)	(740,032)	(659,943)	(7,948,851)	(3,465,361)

(11,544,058)	2,401,328	(1,522,601)	(315,024)	(4,190,727)	422,486

(980,010)	18,541,679	(275,228)	115,875	(3,426,798)	4,478,863

The accompanying notes are an integral part of these financial statements.

Annual Report • 2022

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of six separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Value Equity Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005, and the Parnassus Growth Equity Fund which commenced operation on December 28, 2022. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund. Effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund. The Parnassus Value Equity Fund was known as the Parnassus Endeavor Fund from May 1, 2014 - December 29, 2022. Prior to that it was known as the Parnassus Workplace Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Organization and Offering Costs

Organization costs were expensed as incurred. Offering costs are amortized on a straight line basis over twelve months.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. In compliance with Rule 2a-5 under the 1940 Act, the Board has designated the Funds’ investment manager as its valuation designee and, as the valuation designee, the investment manager has responsibility for oversight of valuation. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities

Annual Report • 2022

Notes to Financial Statements (continued)

experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.05% to 1.50% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continue to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but do not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted

Annual Report • 2022

Notes to Financial Statements (continued)

may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments (securities purchased with cash collateral from securities lending). The related liability

(payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2022, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Core Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	263,262	(263,262)	-
BMO Capital Markets	250,170	(250,170)	-
BMO Capital Markets	339,810	(339,810)	-
BMO Capital Markets	651,367	(651,367)	-
BMO Capital Markets	475,734	(475,734)	-
BMO Capital Markets	1,826,337	(1,826,337)	-
BMO Capital Markets	355,438	(355,438)	-
BMO Capital Markets	500,340	(500,340)	-
BMO Capital Markets	1,232,631	(1,232,631)	-
BMO Capital Markets	333,627	(333,627)	-
BMO Capital Markets	2,990,328	(2,990,328)	-
BMO Capital Markets	462,896	(462,896)	-
BMO Capital Markets	348,244	(348,244)	-
BMO Capital Markets	1,249,599	(1,249,599)	-
BMO Capital Markets	300,204	(300,204)	-
BMO Capital Markets	456,530	(456,530)	-
Total	12,036,517	(12,036,517)	-

Parnassus Value Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	145,038	(145,038)	-
Total	145,038	(145,038)	-

Parnassus Mid Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
CitiGroup Global Markets Inc.	460,773	(460,773)	-
JP Morgan Securities LLC	564,243	(564,243)	-
JP Morgan Securities LLC	1,294,164	(1,294,164)	-
JP Morgan Securities LLC	2,916,558	(2,916,558)	-
Scotia Capital USA Inc.	701,318	(701,318)	-
UBS Securities LLC	2,522,681	(2,522,681)	-
Total	8,459,737	(8,459,737)	-

Annual Report • 2022

Notes to Financial Statements (continued)

Parnassus Mid Cap Growth Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
CitiGroup Global Markets Inc.	880,110	(880,110)	-
JP Morgan Securities LLC	1,257,300	(1,257,300)	-
UBS Securities LLC	1,097,280	(1,097,280)	-
UBS Securities LLC	902,970	(902,970)	-
UBS Securities LLC	2,651,760	(2,651,760)	-
Total	6,789,420	(6,789,420)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	2,023,000	(2,023,000)	-
Barclays Capital Inc.	405,529	(405,529)	-
Barclays Capital Inc.	1,080,937	(1,080,937)	-
Barclays Capital Inc.	496,049	(496,049)	-
BNP Paribas Securities Corp.	158,400	(158,400)	-
Golman, Sach & Co.	102,080	(102,080)	-
JP Morgan Securities LLC	768,384	(768,384)	-
JP Morgan Securities LLC	50,400	(50,400)	-
National Financial Services LLC	166,400	(166,400)	-
UBS Securities LLC	385,000	(385,000)	-
Total	5,636,179	(5,636,179)	-

1 Collateral value of $12,279,240, $147,960, $8,648,213, $6,927,690, and $5,779,448 has been received in connection with securities lending agreements for Parnassus Core Equity Fund, Parnassus Value Equity Fund, Parnassus Mid Cap Fund, Parnassus Mid Cap Growth Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of December 31, 2022, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Core Equity Fund, Parnassus Value Equity Fund, Parnassus Mid Cap Fund, Parnassus Mid Cap Growth Fund in the amounts of $12,279,240, $147,960, $8,648,213 and $6,927,690, respectively, and corporate bond and preferred stock securities on loan in the Parnassus Fixed Income Fund of $5,779,448.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Value Equity Fund and Parnassus Mid Cap Growth Fund have entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are

Annual Report • 2022

Notes to Financial Statements (continued)

subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and public health emergencies (such as the spread of infectious disease); and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to

Annual Report • 2022

Notes to Financial Statements (continued)

unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2019 or state taxing authorities before 2018.

Tax Matters and Distributions

At December 31, 2022, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Growth Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$20,708,296,550	$21,407,419	$4,147,028,832	$5,928,137,849	$611,491,637	$321,183,078
Gross unrealized appreciation	$4,699,350,354	$11,049	$789,334,820	$760,759,374	$116,353,011	$880,977
Gross unrealized depreciation	$(1,472,684,331)	$(51,343)	$(333,863,141)	$(597,141,906)	$(64,600,683)	$(39,215,100)
Net unrealized appreciation (depreciation)	$3,226,666,023	$(40,294)	$455,471,679	$163,617,468	$51,752,328	$(38,334,123)
Distributable earnings—ordinary income	$144,021,308	$2,754	$57,885,862	$12,302,069	$-	$9,396,923
Distributable earnings—long-term capital gains	$1,868,345,448	$-	$33,904,574	$241,349,788	$3,133,726	$-
Undistributed earnings—ordinary income	$20,826,650	$2,754	$2,717,038	$2,299,891	$-	$130,102
Undistributed earnings—long-term capital gains	$321,858,782	$-	$5,788,710	$94,993,808	$1,184,580	$-

	Parnassus Core Equity Fund		Parnassus Value Equity Fund		Parnassus Mid Cap Fund
Distributions paid from:	2022	2021	2022	2021	2022	2021
Ordinary Income	$143,253,680	$288,793,162	$56,999,258	$99,999,088	$10,002,178	$3,856,613
Long-term capital gains	$2,149,992,416	$2,099,992,463	$75,997,370	$709,996,953	$274,998,898	$400,140,799
Total distributions	$2,293,246,096	$2,388,785,625	$132,996,628	$809,996,041	$285,001,076	$403,997,412

	Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund
Distributions paid from:	2022	2021	2022	2021
Ordinary Income	$-	$16,035,294	$9,266,821	$7,783,933
Long-term capital gains	$8,262,393	$32,999,626	$110,124	$3,400,923
Total distributions	$8,262,393	$49,034,920	$9,376,945	$11,184,856

Annual Report • 2022

Notes to Financial Statements (continued)

Net unrealized gain/loss differ for financial statement and income tax purposes primarily due to differing treatments of wash sales and return of capital distributions from REITs. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2022. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the utilization of earnings and profits distributed to shareholders on redemption of shares, net operating losses, and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of December 31, 2022, Parnassus Fixed Income Fund had a net short-term capital loss carry forward of $8,649,049 and a net long-term capital loss carry forward of $27,000,509.

Fund	Increase/Decrease in Total Distributable Earnings	Increase/Decrease in Aggregate Capital Paid-In
Parnassus Core Equity Fund	$(318,031,093)	$318,031,093
Parnassus Value Equity Fund	(22,950,879)	22,950,879
Parnassus Mid Cap Fund	(76,606,609)	76,606,609
Parnassus Mid Cap Growth Fund	647,777	(647,777)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2022, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$1,860,145,162	$-	$-	$1,860,145,162

Consumer Discretionary	723,896,547	-	-	723,896,547

Consumer Staples	2,373,964,454	-	-	2,373,964,454

Financials	3,717,982,503	-	-	3,717,982,503

Health Care	2,742,618,139	-	-	2,742,618,139

Industrials	2,863,853,730	-	-	2,863,853,730

Information Technology	7,434,133,281	-	-	7,434,133,281

Materials	1,686,995,936	-	-	1,686,995,936

Real Estate	335,795,770	-	-	335,795,770

Short-Term Investments	190,095,127	-	5,481,925	195,577,052
Total	$23,929,480,649	$-	$5,481,925	$23,934,962,574

Annual Report • 2022

Notes to Financial Statements (continued)

Parnassus Growth Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$481,383	$-	$-	$481,383

Consumer Discretionary	1,631,205	-	-	1,631,205

Consumer Staples	690,066	-	-	690,066

Financials	479,310	-	-	479,310

Health Care	1,721,485	-	-	1,721,485

Industrials	739,478	-	-	739,478

Information Technology	4,484,670	-	-	4,484,670

Materials	105,356	-	-	105,356

Real Estate	211,073	-	-	211,073

Short-Term Investments	10,823,100	-	-	10,823,100
Total	$21,367,126	$-	$-	$21,367,126

Parnassus Value Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$329,235,090	$-	$-	$329,235,090

Consumer Discretionary	455,292,209	-	-	455,292,209

Consumer Staples	151,063,365	-	-	151,063,365

Financials	931,760,709	-	-	931,760,709

Health Care	916,040,269	-	-	916,040,269

Industrials	483,638,954	-	-	483,638,954

Information Technology	1,023,889,344	-	-	1,023,889,344

Materials	142,413,182	-	-	142,413,182

Real Estate	107,354,986	-	-	107,354,986

Short-Term Investments	60,479,893	-	1,332,504	61,812,397
Total	$4,601,168,001	$-	$1,332,504	$4,602,500,505

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Consumer Discretionary	$638,885,483	$-	$-	$638,885,483

Consumer Staples	385,701,152	-	-	385,701,152

Financials	455,995,464	-	-	455,995,464

Health Care	949,390,172	-	-	949,390,172

Industrials	1,532,154,463	-	-	1,532,154,463

Information Technology	1,382,927,175	-	-	1,382,927,175

Materials	312,838,818	-	-	312,838,818

Real Estate	229,026,710	-	-	229,026,710

Utilities	144,233,629	-	-	144,233,629

Short-Term Investments	59,314,489	-	1,287,761	60,602,250
Total	$6,090,467,555	$-	$1,287,761	$6,091,755,316

Annual Report • 2022

Notes to Financial Statements (continued)

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$12,795,827	$-	$-	$12,795,827

Consumer Discretionary	84,592,307	-	-	84,592,307

Financials	36,308,180	-	-	36,308,180

Health Care	141,428,704	-	-	141,428,704

Industrials	101,860,780	-	-	101,860,780

Information Technology	264,249,854	-	-	264,249,854

Materials	13,744,027	-	-	13,744,027

Short-Term Investments	6,927,690	-	1,336,593	8,264,283
Total	$661,907,369	$-	$1,336,593	$663,243,962

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stocks	$18,223,071	$-	$-	$18,223,071

Convertible Bonds	-	1,934,800	-	1,934,800

Corporate Bonds	-	169,270,808	-	169,270,808

Supranational Bonds	-	18,755,842	-	18,755,842

U.S. Government Agency Bonds	-	23,949,510	-	23,949,510

U.S. Government Treasury Bonds	-	44,157,150	-	44,157,150

Short-Term Investments	6,073,863	-	483,913	6,557,776
Total	$24,296,934	$258,068,110	$483,913	$282,848,957

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2022:

	Parnassus Core Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Community Development Loans

Balance as of December 31, 2021	$6,077,882	$1,431,539	$1,680,478	$1,337,963	$484,257

Discounts/premiums amortization	8,558	2,094	7,283	(242)	(344)

Purchases	5,550,000	1,350,000	1,300,000	1,350,000	500,000

Sales	(6,154,515)	(1,451,129)	(1,700,000)	(1,351,129)	(500,000)
Balance as of December 31, 2022	$5,481,925	$1,332,504	$1,287,761	$1,336,592	$483,913

Annual Report • 2022

Notes to Financial Statements (continued)

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$3,719,092	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$1,762,833	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Value Equity Fund
Certificates of Deposit	$1,233,014	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$99,490	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$992,890	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$294,871	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$945,240	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$391,353	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$483,913	Liquidity Discount	Discount for Lack of Marketability	4%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

Annual Report • 2022

Notes to Financial Statements (continued)

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2022 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$142,591,988	$10,460,567,022	$-	$12,631,499,155
Parnassus Growth Equity Fund	-	10,584,319	-	-
Parnassus Value Equity Fund	108,778,675	1,454,511,353	-	1,550,035,494
Parnassus Mid Cap Fund	141,383,645	3,126,562,292	76,295,874	3,703,536,110
Parnassus Mid Cap Growth Fund	-	460,223,495	-	543,155,894
Parnassus Fixed Income Fund	-	216,227,790	-	297,599,689

The above includes purchases and sales of U.S. Government securities in the amount of $58,061,606 and $106,652,325, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Growth Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Value Equity Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Mid Cap Growth Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000.

For the year ended December 31, 2022, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of the net assets of the Parnassus Growth Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Growth Equity

Fund – Institutional Shares, 0.88% of net assets for the Parnassus Value Equity Fund – Investor Shares and to 0.65% of net assets for the Parnassus Value Equity Fund – Institutional Shares, 0.96% of the net assets of the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares, 0.80% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2022, Parnassus Investments has contractually agreed to limit total operating expenses to 0.82% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.61% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The

Annual Report • 2022

Notes to Financial Statements (continued)

fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2022.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

The Funds have a shareholder services agreement with Ultimus Financial Solutions under which the Funds compensate Ultimus Financial Solutions for providing transfer agent services to each of the Funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Additionally, as defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated companies’ outstanding shares or has the power to exercise control over management or policies of such company. During the year ended December 31, 2022, investments in “affiliated companies” were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain/(Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Parnassus Core Equity Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$737,918,503	$142,591,988	$-	$-	$(353,900,330)	$526,610,161	10,297,422	$6,911,283

Total Affiliates	$737,918,503	$142,591,988	$-	$-	$(353,900,330)	$526,610,161	10,297,422	$6,911,283

Parnassus Value Equity Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$-	$108,778,675	$-	$-	$(16,983,398)	$91,795,277	1,794,980	$615,765

Total Affiliates	$-	$108,778,675	$-	$-	$(16,983,398)	$91,795,277	1,794,980	$615,765

Parnassus Mid Cap Fund

Non-Controlled Affiliates								Dividends

Ball Corp.	$191,870,923	$103,421,555	$36,331,050	$(12,775,544)	$(96,368,850)	$149,817,034	2,929,547	$1,957,179

Grocery Outlet Holding Corp.	136,960,860	37,962,090	39,964,824	3,958,554	10,916,115	149,832,795	5,133,018	-
Total Affiliates	$328,831,783	$141,383,645	$76,295,874	$(8,816,990)	$(85,452,735)	$299,649,829	8,062,565	$1,957,179

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

Annual Report • 2022

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
2022	$63.41	$0.23		$(11.97)	$(11.74)	$(0.23)	$(4.52)	$(4.75)
2021	53.65	0.23		14.46	14.69	(0.53)	(4.40)	(4.93)
2020	47.03	0.33		9.44	9.77	(0.31)	(2.84)	(3.15)
2019	38.99	0.36		11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45		(0.38)	0.07	(0.44)	(3.31)	(3.75)
Parnassus Core Equity Fund – Institutional Shares
2022	63.55	0.34		(12.00)	(11.66)	(0.34)	(4.52)	(4.86)
2021	53.75	0.36		14.49	14.85	(0.65)	(4.40)	(5.05)
2020	47.10	0.44		9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46		11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55		(0.37)	0.18	(0.55)	(3.31)	(3.86)

Parnassus Growth Equity Fund – Investor Shares
For the period ended December 31, 2022(d)	15.00	-	(f)	(0.05)	(0.05)	-	-	-

Parnassus Growth Equity Fund – Institutional Shares
For the period ended December 31, 2022(d)	15.00	-	(f)	(0.05)	(0.05)	-	-	-
Parnassus Value Equity Fund – Investor Shares
2022	54.03	0.53		(7.99)	(7.46)	(0.54)	(0.76)	(1.30)
2021	48.31	0.69		14.08	14.77	(0.97)	(8.08)	(9.05)
2020	38.18	0.28		10.19	10.47	(0.34)	–	(0.34)
2019	28.87	0.25		9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38		(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
Parnassus Value Equity Fund – Institutional Shares
2022	54.10	0.64		(8.00)	(7.36)	(0.62)	(0.76)	(1.38)
2021	48.36	0.80		14.11	14.91	(1.09)	(8.08)	(9.17)
2020	38.19	0.36		10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34		9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46		(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
Parnassus Mid Cap Fund – Investor Shares
2022	45.20	0.03		(9.78)	(9.75)	-	(1.57)	(1.57)
2021	40.78	(0.04)		6.66	6.62	(0.01)	(2.19)	(2.20)
2020	35.63	0.12		5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17		8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23		(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
Parnassus Mid Cap Fund – Institutional Shares
2022	45.39	0.11		(9.83)	(9.72)	(0.08)	(1.57)	(1.65)
2021	40.87	0.05		6.69	6.74	(0.03)	(2.19)	(2.22)
2020	35.68	0.20		5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27		8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31		(2.33)	(2.02)	(0.29)	(0.90)	(1.19)

Annual Report • 2022

Net Asset Value End of Year	Total Overall Return		Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$46.92	(18.61)%		$11,173,977	0.85%		0.82%		0.42%		39.63%
63.41	27.55		15,405,636	0.82		0.82		0.38		25.82
53.65	21.19		11,906,386	0.84		0.84		0.69		37.15
47.03	30.69		9,998,994	0.86		0.86		0.78		36.88
38.99	(0.18)		8,172,571	0.87		0.87		1.03		31.43

47.03	(18.45)		12,736,208	0.62		0.61		0.64		39.63
63.55	27.81		16,869,763	0.61		0.61		0.60		25.82
53.75	21.47		11,320,933	0.62		0.62		0.91		37.15
47.10	30.96		8,660,689	0.63		0.63		1.02		36.88
39.05	0.05		6,543,658	0.63		0.63		1.24		31.43

14.95	(0.33	)(h)	227	7.83	(g)	0.84	(g)	3.52	(g)	-

14.95	(0.33	)(h)	10,573	2.30	(g)	0.63	(g)	3.11	(g)	-

45.27	(13.81)		3,008,001	0.92		0.88		1.11		32.36
54.03	31.12		3,768,904	0.90		0.90		1.20		37.22
48.31	27.42		2,238,344	0.94		0.94		0.75		52.77
38.18	33.29		2,737,805	0.97		0.95		0.73		57.29
28.87	(13.49)		2,758,361	0.95		0.95		1.04		70.96

45.36	(13.61)		1,518,273	0.72		0.65		1.35		32.36
54.10	31.37		1,654,506	0.71		0.71		1.39		37.22
48.36	27.72		1,025,590	0.73		0.71		0.96		52.77
38.19	33.57		1,104,181	0.71		0.71		0.97		57.29
28.89	(13.25)		939,280	0.72		0.72		1.25		70.96

33.88	(21.56)		1,974,198	0.97		0.96		0.09		47.52
45.20	16.39		3,155,696	0.96		0.96		(0.08)		34.76
40.78	14.88		2,749,355	0.98		0.98		0.34		41.00
35.63	28.75		2,381,822	1.01		0.99		0.48		28.27
28.86	(6.64)		1,752,821	1.02		0.99		0.71		31.52

34.02	(21.41)		4,103,007	0.76		0.75		0.30		47.52
45.39	16.63		5,518,086	0.75		0.75		0.13		34.76
40.87	15.16		4,211,267	0.76		0.75		0.58		41.00
35.68	29.02		2,692,990	0.75		0.75		0.77		28.27
28.90	(6.39)		1,073,093	0.75		0.75		0.95		31.52

Annual Report • 2022

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Growth Fund – Investor Shares
2022	$64.36	$(0.17)	$(21.39)	$(21.56)	$-	$(0.52)	$(0.52)
2021	61.44	(0.34)	6.16	5.82	(0.94)	(1.96)	(2.90)
2020	50.47	(0.02)	14.19	14.17	(0.06)	(3.14)	(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
Parnassus Mid Cap Growth Fund – Institutional Shares
2022	64.50	(0.11)	(21.45)	(21.56)	-	(0.52)	(0.52)
2021	61.49	(0.26)	6.17	5.91	(0.94)	(1.96)	(2.90)
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
Parnassus Fixed Income Fund – Investor Shares
2022	17.22	0.37	(2.82)	(2.45)	(0.37)	-	(0.37)
2021	18.01	0.29	(0.66)	(0.37)	(0.29)	(0.13)	(0.42)
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
Parnassus Fixed Income Fund – Institutional Shares
2022	17.22	0.40	(2.81)	(2.41)	(0.40)	(0.01)	(0.41)
2021	18.01	0.33	(0.67)	(0.34)	(0.32)	(0.13)	(0.45)
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)

Annual Report • 2022

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$42.28	(33.52)%	$514,193	0.80%	0.80%	(0.36)%	58.11%
64.36	9.37	880,724	0.80	0.80	(0.52)	28.73
61.44	28.61	860,120	0.83	0.83	(0.05)	82.46
50.47	29.82	803,731	0.84	0.84	0.60	43.61
40.54	(9.73)	685,715	0.85	0.85	1.06	47.26

42.42	(33.45)	144,292	0.70	0.68	(0.24)	58.11
64.50	9.50	237,137	0.68	0.68	(0.40)	28.73
61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61
40.52	(9.57)	154,445	0.69	0.69	1.21	47.26

14.40	(14.29)	132,391	0.82	0.68	2.42	58.67
17.22	(2.09)	230,471	0.76	0.68	1.64	31.29
18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98
15.92	(1.12)	157,213	0.86	0.68	2.64	46.43

14.40	(14.10)	146,034	0.59	0.45	2.66	58.67
17.22	(1.90)	233,649	0.56	0.45	1.88	31.29
18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98
15.92	(0.89)	58,293	0.45	0.45	2.90	46.43

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.82% for the Parnassus Core Equity Fund – Investor Shares, 0.84% for the Parnassus Growth Equity Fund – Investor Shares, 0.88% for the Parnassus Value Equity Fund – Investor Shares, 0.96% for the Parnassus Mid Cap Fund – Investor Shares, 0.80% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.61% for the Parnassus Core Equity Fund – Institutional Shares, 0.63% for the Parnassus Growth Equity Fund – Institutional Shares, 0.65% for the Parnassus Value Equity Fund – Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.45% for the Parnassus Fixed Income Fund – Institutional Shares.

(d) The Parnassus Growth Value Fund commenced operations on December 28, 2022, and the period shown is from December 28, 2022 through December 31, 2022.

(f) Amount less than $0.01.

(g) Annualized.

(h) Total return is not annualized for periods less than one year.

Annual Report • 2022

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Parnassus Funds and Parnassus Income Funds, and Shareholders of Parnassus Mid Cap Fund, Parnassus Value Equity Fund, Parnassus Mid Cap Growth Fund, Parnassus Growth Equity Fund, Parnassus Core Equity Fund and Parnassus Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of Parnassus Mid Cap Growth Fund, Parnassus Mid Cap Fund, Parnassus Growth Equity Fund and Parnassus Value Equity Fund (constituting the Parnassus Funds), and Parnassus Core Equity Fund and Parnassus Fixed Income Fund (constituting the Parnassus Income Funds) (hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations and the changes in each of their net assets and each of the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights

Parnassus Fixed Income Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Parnassus Core Equity Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Parnassus Value Equity Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Parnassus Mid Cap Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Parnassus Mid Cap Growth Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the two years in the period ended December 31, 2022

Parnassus Growth Equity Fund	For the period December 28, 2022 (commencement of operations) through December 31, 2022	For the period December 28, 2022 (commencement of operations) through December 31, 2022	For the period December 28, 2022 (commencement of operations) through December 31, 2022

The financial statements of Parnassus Mid Cap Growth Fund, Parnassus Mid Cap Fund, Parnassus Core Equity Fund, Parnassus Value Equity Fund and Parnassus Fixed Income Fund as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated January 28, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Annual Report • 2022

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA

January 27, 2023

We have served as the auditor of one or more investment companies in Parnassus Funds and Parnassus Income Funds since 2021.

Annual Report • 2022

Additional Information (unaudited)

Board of Trustees and Officers

	Independent Trustees§							Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Eric P. Rakowski	Rajesh Atluru	Roy Swan, Jr.	Amy Johnson	Benjamin E. Allen
Age	68	74	59	64	53	58	56	44
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) with Funds	Trustee, Chairperson of Board	Trustee, Audit Committee Chairperson	Trustee, Chair of Nominating and Governance Committee	Trustee	Trustee	Trustee	Trustee	President and Chief Executive Officer and Trustee
Term of Office and Length of Service	Indefinite.* Since December 2013 for Parnassus Income Funds and Parnassus Funds.	Indefinite.* Since May 2012 for Parnassus Income Funds and Parnassus Funds.	Indefinite.* Since July 2017 for Parnassus Income Funds and Parnassus Funds.	Indefinite.* Since September 2021 for Parnassus Income Funds and Parnassus Funds.	Indefinite.* Since September 2021 for Parnassus Income Funds and Parnassus Funds.	Indefinite.* Since September 2021 for Parnassus Income Funds and Parnassus Funds.	Indefinite.* Since December 2022 for Parnassus Income Funds and Parnassus Funds.	Indefinite. President since 2017 for Parnassus Funds and Parnassus Income Funds.
Principal Occupation(s) During Past 5 Years

Director of CVS Health Corporation since 2015. Director of the William and Flora Hewlett Foundation since 2014 and Chair of Audit Committee from 2011-2016. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.

		Independent Trustee, FAM Funds, since 2012. From 2016-2020 served as a member of the Town Council of South Bethany Delaware and Chairman of the town’s Budget and Finance Committee.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently an ameritus trustee at the American Conservatory Theater and trustee at San Francisco University High School.	Professor of Law, University of California at Berkeley School of Law since 1990.	Founder and Managing Director of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.	Head of The Ford Foundation’s Mission Investments program, managing the foundation’s portfolio of mission-related investments, program related investments, and grants dedicated to the impact investing field since 2018. Before joining the Ford Foundation in 2018, Mr. Swan was a managing director at Morgan Stanley, where he held roles including co-head of Global Sustainable Finance, President & COO of Morgan Stanley Trust, and founding	Managing Director and Global Head of Operations, Columbia Threadneedle Investments, The Global Asset Management Business of Ameriprise Financial, Inc. From 2016 to 2019.

Chief Executive Officer of Parnassus Investments, LLC since 2018. President of Parnassus Investments, LLC since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments, LLC since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to 2017.

Annual Report • 2022

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

	Independent Trustees§							Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Eric P. Rakowski	Rajesh Atluru	Roy Swan, Jr.	Amy Johnson	Benjamin E. Allen
CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Member.
Number of Funds in Parnassus Complex Overseen by Trustee	Six	Six	Six	Six	Six	Six	Six	Six
Directorships Outside the Parnassus Complex	CVS Health Corporation	FAM Funds	None

AMG Funds (41 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund LLC (1 portfolio); Harding, Loevner Funds, Inc. (10 portfolios); Third Avenue Trust (3 portfolios) (2002-2019); and Third Avenue Variable Trust (1 portfolio) (2002-2019)

					None	Aequi Acquisition Corp.	Federal Home Loan and Bank of Des Moines	None

§ “Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

† An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. BenjaminE. Allen is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

* Subject to the mandatory retirement age for independent Trustees.

Annual Report • 2022

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and

Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Officers§
Name	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount
Age	45	50	57	52
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Executive Vice President, Principal Accounting Officer and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary
Term of Office and Length of Service	Indefinite As Principal Accounting Officer and Treasurer, since 2007. As Executive Vice President since July 2017.	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.
Principal Occupation(s) During Past 5 Years	Chief Financial Officer of Parnassus Investments, LLC since 2007. Chief Operating Officer of Parnassus Investments, LLC since 2018. Executive Vice President of Parnassus Investments, LLC since 2017.

Chief Investment Officer of Parnassus Investments since 2007; Vice President of Parnassus Investments from 2007 – 2021; Executive Vice President of Parnassus Investments since 2021; employed by Parnassus Investments since 1995. Portfolio Manager of the Parnassus Core Equity Fund since 2001. Vice President of Parnassus Funds and Parnassus Income Funds since 2001.

			Chief Compliance Officer of Parnassus Funds, Parnassus Income Funds and Parnassus Investments, LLC since 2008.	Deputy Chief Compliance Officer of Parnassus Investments, LLC since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019. Senior Compliance Officer of Parnassus Investments, LLC from 2014 through 2018.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Annual Report • 2022

Additional Information (unaudited) (continued)

Federal Income Tax Information

For the year ended December 31, 2022, the following percentages of ordinary income distributed by the

Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Core Equity Fund	100.00%	100.00%
Parnassus Value Equity Fund	99.20%	99.20%
Parnassus Mid Cap Fund	100.00%	100.00%
Parnassus Fixed Income Fund	11.69%	11.69%

Tax information unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2022:

	Parnassus Core Equity Fund	Parnassus Value Equity Fund	Parnassus Mid Cap Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Long-term capital gains	$ 2,467,952,005	$ 98,948,249	$ 353,276,837	$ 10,208,979	$ 110,124

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2023, to determine the calendar year amounts to be included on their 2022 tax returns. Shareholders should consult their tax advisors.

Liquidity Risk Management Program

Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”) required that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”), which collectively are known as the Parnassus Funds (the “Funds”), approve a liquidity risk management program (the “Liquidity Program”) for the Funds. The purpose of the Liquidity Program is to assess and manage the Funds’ liquidity risk, which is the risk that the Funds would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Funds. The Trustees designated a Liquidity Risk Management Committee as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Trustees in advance of its meeting on March 23, 2022. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The report covered the period from March 1, 2021, through

February 28, 2022 (the “Review Period). The Trusts’ executive vice president and principal accounting officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program, and considered, among other items, the following:

1.

The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Funds have historically been able to meet requests to redeem Fund shares without significant dilution to the Funds’ remaining shareholders, and the Program Administrator expects the Funds to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.

The Funds hold assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Funds or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

3.	The Program Administrator did not make any material changes to the Liquidity Program

Annual Report • 2022

Additional Information (unaudited) (continued)

during the Review Period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Funds.

4.	The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the Review Period.

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Annual Report • 2022

Annual Report • 2022

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Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond and the Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year whereas, a Forward Sales represents an estimate of a company’s expected sales over the next 12 months.

The Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with relatively higher price-to-book ratios and higher expected earnings growth rates.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Lipper Multi-Cap Value Funds Average tracks the financial performance of several different types of managed fund strategies.

The Lipper Mid-Cap Core Funds Average tracks the financial performance of several different types of managed fund strategies. Each Lipper index is based on the performance of the largest publicly traded funds in the strategy group.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Growth Equity Fund and Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800) 999-3505^www.parnassus.com

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2022. During the fiscal year ending December 31, 2022 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he had worked since 1986 and had served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler has been a trustee of the Fenimore Asset Management (FAM) Funds since 2012. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2021 and 2022 were $166,864 and $71,550 respectively and the Parnassus Income Funds fiscal year ended December 31, 2021 and 2022 were $178,011 and $73,450 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2021 and 2022 were $11,395 and $10,426 respectively and the Parnassus Income Funds fiscal years ended December 31, 2021 and 2022 were $23,963 and $24,074 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2021 and 2022, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2021 and 2022, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 3, 2023	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 3, 2023

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 3, 2023

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer